SCHEDULE 14A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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GlobalSantaFe Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (3-99)

GlobalSantaFe Corporation

Notice of Annual General Meeting of Shareholders

to be held on

Tuesday, May 23, 2006

at 8:00 a.m.

GlobalSantaFe Auditorium

15375 Memorial Drive

Houston, Texas

You are cordially invited to attend the 2006 Annual General Meeting of Shareholders of GlobalSantaFe Corporation to:

1. Elect three directors.

2. Approve and adopt special resolutions to:

(a) amend the Company’s Amended and Restated Articles of Association, as amended to date, (the “Existing Articles of Association”), to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Amended and Restated Memorandum of Association (the “Existing Memorandum of Association”) to make a related clarifying change;

(b) amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares;

(c) amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates;

(d) amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and

(e) amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto.

3. Ratify the appointment of the Company’s independent auditor.

4. Transact such other business as may be properly brought before the meeting.

Shareholders of record at the close of business on March 24, 2006, will be entitled to vote. This notice incorporates the proxy statement that accompanies it.

Your vote is important. Whether you plan to attend or not, please vote as soon as possible. You may vote over the Internet, by telephone, or by mailing the enclosed proxy or voting direction form. Please review the instructions in the proxy statement and on your proxy card or voting direction form regarding each of these voting options.

ALEXANDER A. KREZEL
Secretary

Houston, Texas

April 11, 2006

GlobalSantaFe Corporation

Proxy Statement

This proxy statement and the form of proxy card are being mailed beginning on or about April 11, 2006. GlobalSantaFe’s Board of Directors is soliciting proxies for use at the Annual General Meeting of Shareholders to be held on May 23, 2006, and any postponement or adjournment of the meeting. The meeting will be held in the GlobalSantaFe Auditorium at the principal executive offices of the Company, which are located at 15375 Memorial Drive, Houston, Texas 77079-4101, telephone number 281-925-6000. The Company’s website is www.GlobalSantaFe.com.

Page
Information about the Meeting and Voting	3

Proposal 1. Election of Directors	6
Board Independence	8
Board Committees and Other Board Matters	9
Director Compensation	11
Security Ownership of Certain Beneficial Owners	12
Security Ownership of Directors and Executive Officers	13
Audit Committee Report	14
Fees to Independent Auditor for 2005 and 2004	15
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	16
Compensation Committee Report on Executive Compensation	16
Executive Compensation	22
Summary Compensation Table	22
Option Grants in 2005	23
Option Exercises in 2005 and Year-End Option Values	24
Other Long-Term Incentive Plan Awards in 2005	25
Equity Compensation Plan Information	26
Pension Plan Table	27
Termination Arrangements	28
Cumulative Total Shareholder Return	29

Proposal 2. Approval of Special Resolutions to: (a) Amend the Company’s Existing Articles of Association to Provide that the Issuance of Preference Shares is not a Variation of the Rights of the Holders of Ordinary Shares and to Make a Related Clarifying Change, and Amend the Company’s Existing Memorandum of Association to Make a Related Clarifying Change; (b) Amend the Existing Articles of Association to Increase the Company’s Flexibility in Repurchasing its Shares; (c) Amend the Existing Articles of Association to Delete Obsolete Provisions Relating to Kuwait Petroleum Corporation and its Affiliates; (d) Amend the Existing Memorandum of Association and the Existing Articles of Association to Clarify, Update and Make Minor Changes to Certain Provisions; and (e) amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto

30

Proposal 3. Ratification of Appointment of the Company’s Independent Auditor	37
Certain Relationships and Related Transactions	38
Other Matters	39
Director Independence Standards	A-1
Charter of the Audit Committee	B-1
Proposed Amended and Restated Articles of Association	C-1
Proposed Amended and Restated Memorandum of Association	D-1

YOUR VOTE IS IMPORTANT

Owners of record, beneficial owners, and owners of shares held in a GlobalSantaFe 401(k) account can generally vote any one of three ways: via the Internet, by telephone, or by mail. To vote by mail, please sign, date and return the enclosed proxy card or voting direction form in the envelope provided. For further details on voting via the Internet or by telephone, please refer to the material under the heading Information about the Meeting and Voting, which begins on the next page.

INFORMATION ABOUT THE MEETING AND VOTING

When were proxy materials mailed?

This proxy statement and the proxy card were first mailed on or about April 11, 2006, to owners of GlobalSantaFe ordinary shares in connection with the solicitation of proxies by our Board of Directors for the 2006 Annual General Meeting of Shareholders to be held in Houston, Texas, on May 23, 2006. Proxies are solicited to give all shareholders of record at the close of business on March 24, 2006, an opportunity to vote on matters that come before the annual general meeting. This procedure is necessary because shareholders live throughout the United States and abroad, and most will not be able to attend the meeting.

What am I voting on?

The Board is soliciting your vote for:

•	the election of three directors;

•	the approval and adoption of special resolutions (the specific wording of which is set forth under “Approval of Special Resolutions to Amend the Company’s Existing Articles of Association and Existing Memorandum of Association”) to:

•	amend the Company’s Existing Articles of Association to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Existing Memorandum of Association to make a related clarifying change;

•	amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares;

•	amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates;

•	amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and

•	amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto.

•	the ratification of the appointment by the Audit Committee of the Company’s independent auditor; and

•	the transaction of such other business as may be properly brought before the meeting or any adjournment or postponement of the meeting.

Who is entitled to vote?

Shareholders of record at the close of business on March 24, 2006, the record date, are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

How many votes do I have?

Each GlobalSantaFe Corporation ordinary share that you own as of the record date entitles you to one vote at the 2006 Annual General Meeting of Shareholders with respect to each matter voted upon. On March 24, 2006, there were              ordinary shares issued and outstanding.

How do I vote?

Shareholders may vote by the Internet, telephone or mail. Shareholders of record who do not hold their shares through a bank or broker, and owners of shares held in a GlobalSantaFe 401(k) Savings Plan account, can vote on the Internet at www.computershare.com/expressvote or by telephone by calling 800-652-VOTE (8683). Please have your proxy card or voting direction form in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

If you are a holder of record and attend the annual general meeting in person, you may request a ballot when you arrive and vote at the meeting. If your shares are held in the name of your bank, broker, or other nominee, you will need to bring a letter from the nominee indicating that you were the beneficial owner of the shares on March 24, 2006, the record date for voting, and are authorized to vote the shares.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board. The Board’s recommendations are set forth below under “What are the Board’s Recommendations?”.

What if other items come up at the annual general meeting and I am not there to vote?

When you return a signed and dated proxy card or provide your voting instructions by telephone or the Internet, you give the proxies who are named on your proxy card (or in the case of shares held through the GlobalSantaFe 401(k) Savings Plan, the Trustee) the discretionary authority to vote on your behalf on any other matter, in addition to those identified in this proxy statement, that is properly brought before the annual general meeting. No other matter or nomination for director has been timely submitted to the Company in accordance with the provisions of the Company’s Articles of Association.

Can I change my vote or revoke my proxy?

If you are a shareholder of record, you can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

•	notify our Corporate Secretary in writing before the annual general meeting that you are revoking your proxy (the Corporate Secretary’s address is: Corporate Secretary, GlobalSantaFe Corporation, 15375 Memorial Drive, Houston, Texas 77079-4101);

•	submit another proxy with a later date;

•	vote again by telephone or the Internet; or

•	vote in person at the annual general meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the annual general meeting if you present a letter from the nominee as described above.

Attendance at the annual general meeting will not, in and of itself, constitute a revocation of a proxy.

What does it mean if I receive more than one proxy card?

It probably means that you have some shares registered one way and have other shares registered another way or that you have shares in more than one account. You should vote each of your accounts by the Internet, telephone, or mail. If you mail your proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, Computershare Investor Services, by telephone at 877-273-7879 (toll free United States and Canada) or 312-360-5149 (international direct dial); by e-mail at web.queries@computershare.com; or by mail at Computershare Investor Services, P.O. Box A3504, Chicago, Illinois 60690-3504. Combining accounts reduces excess printing and mailing costs, resulting in savings that benefit you as a shareholder.

What constitutes a quorum?

If a majority of the outstanding shares as of the record date are present in person or by proxy at the meeting, a quorum will exist. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual general meeting. At the close of business on March 24, 2006, the record date for the meeting, there were issued and outstanding              ordinary shares, all of one class.

Abstentions and shares voted on at least one matter by a broker or bank holding shares for a beneficial owner are counted as present and entitled to vote for the purpose of determining a quorum. A broker non-vote occurs when a broker votes on some matters but not on others, usually because the broker does not have the authority to do so.

What vote is required to approve each proposal?

Election of Directors: Votes may be cast in favor or withheld in the election of directors. The affirmative vote of a majority of the total votes cast is required to elect each director. Votes that are withheld will be included as votes cast for this purpose, thus having the effect of a negative vote.

Approval of Special Resolutions to Amend the Company’s Existing Articles of Association and Existing Memorandum of Association: The affirmative vote of two-thirds of the total votes cast at the meeting is required to approve each of the separate special resolutions to: (a) amend the Company’s Existing Articles of Association to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Existing Memorandum of Association to make a related clarifying change; (b) amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares; (c) amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates; (d) amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and (e) amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto. For purposes of this item, abstentions and broker non-votes will not be treated as votes cast and therefore would have no effect on the outcome of the vote.

Ratification of Appointment of the Company’s Independent Auditor: This proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes on this proposal will have no effect on the outcome.

What are the Board’s recommendations?

The Board recommends a vote (1) FOR the election of directors; (2) FOR approval of the special resolutions to: (a) amend the Company’s Existing Articles of Association to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Existing Memorandum of Association to make a related clarifying change; (b) amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares; (c) amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates; (d) amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and (e) amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto; and (3) FOR the ratification of the appointment of the Company’s independent auditor.

How do I access proxy materials on the Internet?

Shareholders can access our Notice of Annual Meeting, our Proxy Statement and our 2005 Annual Report on the Investor Relations section of our Website at www.GlobalSantaFe.com under the caption “Annual Report.” You cannot vote on this website, however. See “How Do I Vote?” above for information regarding voting on the Internet.

PROPOSAL 1. ELECTION OF DIRECTORS

GlobalSantaFe’s Board of Directors is divided into three classes. Generally, shareholders elect one class at each annual general meeting to serve a three-year term. Directors elected at the 2006 Annual General Meeting of Shareholders will serve a three-year term to expire at the 2009 Annual General Meeting of Shareholders. Except as you otherwise specify in your proxy, your proxy will be voted for the election of the nominees named below. The affirmative vote of a majority of the total votes cast is required to elect each director. If any of the nominees becomes unable or otherwise unavailable to serve, the Board will either reduce the number of directors constituting the entire board or designate a substitute nominee to stand for election.

Information concerning the nominees for election and the other directors appears below. References to Global Marine are to Global Marine Inc., which merged with a subsidiary of the Company in 2001. At the time of the merger, the Company changed its name from Santa Fe International Corporation to GlobalSantaFe Corporation.

Photographs of the Company’s directors are located on the Company’s website at www.GlobalSantaFe.com, under the caption “Corporate” and then “Management.”

During 2005, three directors serving as the designees of Kuwait Petroleum Corporation resigned in connection with the sale by Kuwait Petroleum Corporation of all of its interest in GlobalSantaFe to the Company. Mr. Khaled R. Al-Haroon resigned effective May 1, 2005, following the repurchase by GlobalSantaFe of 23,500,000 ordinary shares held by a wholly-owned subsidiary of Kuwait Petroleum Corporation. Mrs. Maha A. R. Razzuqi and Mr. Nader Sultan resigned effective December 31, 2005, following the repurchase by GlobalSantaFe of the remaining 20,000,000 ordinary shares held by the Kuwait Petroleum Corporation subsidiary. In both cases, GlobalSantaFe issued an equal number of ordinary shares in an underwritten public offering concurrently with the repurchase.

Nominees for Terms Expiring in 2009

Thomas W. Cason, 63, has served as a director of the Company since 2001 and served as a director of Global Marine from 1995 through 2001. Mr. Cason owns and manages five equipment dealerships, primarily in support of the agricultural industry. He served as interim President and Chief Operating Officer of Key Tronic Corporation during 1994 and 1995 and was a partner in Hiller Key Tronic Partners, L.P. Mr. Cason previously held various financial and operating positions with Baker Hughes Incorporated, including senior executive positions with Baker Hughes’ Drilling Group, serving most recently as Senior Vice President and Chief Financial Officer of Baker Hughes Incorporated. Mr. Cason is a member of the board of directors of Mirant Corporation and chairman of its audit committee.

Jon A. Marshall, 54, has served as a director and as President and Chief Executive Officer of the Company since 2003. Previously, he served as the Company’s Executive Vice President and Chief Operating Officer from 2001 until 2003 and as Global Marine’s Executive Vice President and Chief Operating Officer from 1998 through 2001. He was President of GlobalSantaFe Drilling Company, a wholly-owned subsidiary of the Company, from 1997 to 1998, and Group Vice President of Global Marine, responsible for worldwide turnkey operations, integrated drilling services, and exploration and production, from 1995 to 1997. Prior to that, Mr. Marshall was President of Challenger Minerals Inc. and of Applied Drilling Technology Inc., which are also wholly-owned subsidiaries of the Company. Mr. Marshall joined Global Marine in 1979.

Carroll W. Suggs, 67, has served as a director of the Company since 2001 and served as a director of Global Marine from 2000 through 2001. Mrs. Suggs served as the Chairman and Chief Executive Officer of Petroleum Helicopters, Inc. from 1990 until her retirement in 2001. Petroleum Helicopters provides helicopter transportation services to companies engaged in the offshore oil and gas industry, to institutions involved in emergency medical services, and to government agencies. Mrs. Suggs serves on the boards of POGO Producing Company and Whitney Holding Company. She also serves as Chairman of the Board of Trustees of Xavier University of Louisiana, the Board of the Louisiana Cancer Research Consortium, and the Board of the United Way of New Orleans.

Requisite Vote. The affirmative vote of a majority of the total votes cast is required to elect each director. The Board of Directors recommends a vote “FOR” each of the above-named nominees for terms expiring in 2009.

The members of the Board of Directors who are not subject to election at the 2006 Annual General Meeting of Shareholders are as follows:

Continuing Directors with Terms Expiring in 2007

Ferdinand A. Berger, 67, has served as a director of the Company since 1997. Mr. Berger retired from the Shell Group of Companies in 1996, having served in various management positions in South America, the Middle East and Europe since 1965. Mr. Berger served as a director of Shell International Petroleum Company Limited, with responsibility for overall Shell Group activities in the Middle East, Africa and South Asia, from 1992 until his retirement. He served as Senior Vice President of Shell International Trading Company from 1987 to 1992. From 1997 to 2005, Mr. Berger served on the Council of Trustees and as Vice-Chairman of SightSavers International, a charity for the blind operating in developing countries worldwide. He serves as Executive Chairman of Highview Enterprises Limited, a U.K.-registered, privately held company developing a zero- emission energy system from renewable resources.

Edward R. Muller, 54, has served as a director of the Company since 2001 and served as a director of Global Marine from 1997 through 2001. Since 2005, he has served as the chairman, president and chief executive officer of Mirant Corporation, an energy company that produces and sells electricity in the United States, the Caribbean and the Philippines. Mr. Muller served as President and Chief Executive Officer of Edison Mission Energy, a wholly-owned subsidiary of Edison International, from 1993 until 2000. During his tenure, Edison Mission Energy was engaged in developing, owning and operating independent power production facilities worldwide.

Paul J. Powers, 71, has served as a director of the Company since 2001 and served as a director of Global Marine from 1995 through 2001. Mr. Powers retired in 2000 as Chairman of the Board and Chief Executive Officer of Commercial Intertech Corp. Prior to its merger with Parker Hannifin Corporation, Commercial Intertech was a multi-national manufacturer of hydraulic systems, Astron pre-engineered buildings and metal products. Mr. Powers is also a director of York International Corporation and FirstEnergy Corp.

John L. Whitmire, 65, has served as a director of the Company since 2001 and served as a director of Global Marine from 1999 through 2001. Mr. Whitmire has served since 1999 as Chairman of the Board of Directors of CONSOL Energy Inc., which is engaged in the production of coal and natural gas for the electric utility industry. Mr. Whitmire was Chairman of the Board and Chief Executive Officer of Union Texas Petroleum Holdings, Inc. from 1996 until the company was acquired by ARCO in 1998. Prior to joining Union Texas Petroleum, Mr. Whitmire’s career spanned over 30 years at Phillips Petroleum Company, where he held various senior management positions including Executive Vice President-Exploration and Production. He was also a member of Phillips’ Board of Directors. Mr. Whitmire is presently a director of El Paso Corporation.

Continuing Directors with Terms Expiring in 2008

Richard L. George, 55, has served as a director of the Company since 2001. Since 1991, he has been the President and CEO of Suncor Energy Inc., a widely held Canadian integrated oil and gas company. Prior to 1991, Mr. George spent ten years in the international oil business with Sun Company where he held various positions in project planning, production evaluation, exploration and production. During the last four years of this period, he was Managing Director of Sun Oil Britain Limited in the U.K. Mr. George is Chairman of the Board of Directors of the Canadian Council of Chief Executives.

Robert E. Rose, 67, has served as a director of the Company since 2001 and served as a director of Global Marine from 1998 through 2001. Mr. Rose has been the Company’s non-executive Chairman of the Board since 2004, when he retired as an employee of the Company. Mr. Rose served as the Company’s executive Chairman from 2001 until March 2004, prior to which he served as the President and Chief Executive Officer of Global Marine after re-joining Global Marine in 1998 and as Global Marine’s Chairman from 1999 through 2001. He began his professional career with Global Marine in 1964 and left Global Marine in 1976. Mr. Rose then held executive positions with other offshore drilling companies, including more than a decade as President and Chief Executive Officer of Diamond Offshore Drilling, Inc. and its predecessor, Diamond M Company. He resigned from Diamond Offshore in 1998 and served as President and Chief Executive Officer of Cardinal Services, Inc. an oil services company, before re-joining Global Marine. Mr. Rose is also a director of Grey Wolf, Inc.

Stephen J. Solarz, 65, has served as a director of the Company since 1998. Mr. Solarz is president of Solarz Associates, an international consulting firm. He also is Vice Chairman of the International Crisis Group, and a Senior Counselor at APCO Worldwide. Mr. Solarz is also on the board of the Elliott School of International Affairs at George Washington University and the Brandeis University Center for International Ethics and Justice. He served in public office for 24 years, both in the New York Assembly and in the U.S. House of Representatives. As a Congressman, Mr. Solarz served on various committees, including the House Foreign Affairs Committee where he chaired the Subcommittee on Africa and the Subcommittee on Asian and Pacific Affairs.

BOARD INDEPENDENCE

As contemplated by the New York Stock Exchange (“NYSE”) Corporate Governance Rules and the requirements under the Sarbanes-Oxley Act of 2002, the Board of Directors has adopted Director Independence Standards, which are attached to this proxy statement as Appendix A. The Board reviews each director’s independence annually. The purpose of this review is to determine whether the director has a material relationship with GlobalSantaFe either directly or as a partner, officer or shareholder of an organization that has a relationship with GlobalSantaFe. Although the Board considers all relevant facts and circumstances in assessing whether a director is independent, including those described under “Certain Relationships and Related Transactions” in this proxy statement, relationships that are addressed by and fall under the thresholds specified in Section B of the Director Independence Standards are not required to be disclosed in connection with the Board’s independence determinations. Pursuant to its review, the Board has affirmatively determined that each of the Company’s directors is independent, with the exception of Messrs. Marshall and Rose, each of whom is not independent due to his current or prior employment relationship with the Company. As a result, Messrs. Marshall and Rose are precluded from serving on the Company’s Audit Committee, and do not participate in meetings of the independent directors, which are held at least once a calendar year.

BOARD COMMITTEES AND OTHER BOARD MATTERS

During 2005, the Board of Directors held five meetings. The Board of Directors has four standing committees. During 2005, each current director of the Company attended at least 75% of the meetings of the Board and committees of the Board on which he or she served. All of the directors attended the 2005 Annual General Meeting of Shareholders.

Audit Committee—The Audit Committee consists of three directors: Thomas W. Cason, Chairman, Paul J. Powers, and John L. Whitmire. Richard L. George also served on the Committee during 2005. Each member of the Committee has been determined by the Board to be independent for purposes of the NYSE’s Corporate Governance Rules. In addition, each member of the Committee is independent under the rules of the Securities and Exchange Commission regarding audit committees. The Board of Directors has determined that Thomas W. Cason is an audit committee financial expert as defined by the rules of the Securities and Exchange Commission. Each member of the Committee is financially literate within the meaning of the NYSE’s Corporate Governance Rules. The Committee held nine meetings during 2005. Members of the Committee, the Company’s independent auditor, the Chief Financial Officer, Controller, General Counsel and the head of the Company’s internal audit staff attend Committee meetings. In addition, the Committee meets separately and privately with the Company’s independent auditor, senior financial executives, the General Counsel and the head of the internal audit staff several times each year. The Chairman of the Committee meets between regularly scheduled committee meetings with representatives of the independent auditor, senior financial executives, the General Counsel and the head of the internal audit staff to discuss recent developments and to plan the agenda for the committee meetings. The Chairman also maintains telephone contact with those individuals at other times. The Committee actively reinforces the core ethical values of the Company through these contacts and through its involvement in and review of compliance programs including the employee hotline. The Audit Committee Report in this proxy statement includes a description of the Committee’s function. The Charter of the Audit Committee is Appendix B to this proxy statement.

Compensation Committee—The Compensation Committee consists of three directors: Edward R. Muller, Chairman, Carroll W. Suggs, and Richard L. George. Nader H. Sultan also served on the Committee during 2005. Each member of the Committee has been determined by the Board to be independent for purposes of the NYSE’s Corporate Governance Rules. The Compensation Committee establishes remuneration arrangements for executive officers and directors, recommends the adoption of compensation plans in which officers, directors and employees are eligible to participate, and grants options and other awards under compensation plans. The Compensation Committee held six meetings during 2005. A Compensation Committee Report on Executive Compensation is included in this proxy statement.

Executive Committee—The Executive Committee consists of three directors: Robert E. Rose, Chairman, Ferdinand A. Berger, and Stephen J. Solarz. Maha A. R. Razzuqi and C. Russell Luigs also served on the Committee during 2005. The Executive Committee has the authority to exercise all the powers and authority of the Board that are delegated legally to it by the Board in the management and direction of the business and affairs of the Company. The Committee reviews and recommends the Company’s dividend policy, recommends to the Board material capital expenditures, share repurchases, acquisitions and financings, reviews the adequacy of funding of the Company’s pension obligations, and advises with respect to the Company’s external financial relationships. The Executive Committee held four meetings during 2005.

Nominating and Governance Committee—The Nominating and Governance Committee consists of three directors: John L. Whitmire, Chairman, Richard L. George, and Edward R. Muller. Khaled R. Al-Haroon, Paul J. Powers, and Stephen J. Solarz also served on the Committee during 2005. Each member of the Committee has been determined by the Board to be independent for purposes of the NYSE’s Corporate Governance Rules. The Committee, which held four meetings during 2005, assists the Board in fulfilling its corporate governance responsibilities. The Committee recommends to the Board nominees for election as directors, recommends to the Board directors to be appointed to each standing committee, evaluates the performance of incumbent directors and officers in determining whether they should be nominated to stand for reelection, and develops and recommends to the Board corporate governance principles and procedures to ensure the Board effectively serves the interests of the shareholders.

Executive Meetings of Non-Management and Independent Directors—In conjunction with each regularly scheduled meeting of the Board of Directors, of which there are four each year, time is allotted for the non-management directors of the Company (all directors other than Mr. Marshall) to meet in an executive session, without management. In addition, the independent directors meet in executive session at least once each calendar year. Robert E. Rose, who is the Chairman of the Board, chairs the non-management director sessions. The presiding director is selected on a rotating basis from the chairmen of the Board’s four standing committees to chair the non-management director sessions in Mr. Rose’s absence and to chair the independent director sessions.

Committee and Board Evaluations—The Nominating and Governance Committee conducts an annual evaluation of Board performance, and each committee conducts its own self-evaluation. The results of these evaluations are reported to the Board.

Corporate Governance—The following materials have been adopted by the Board of Directors and printable copies are located on the Company’s website at www.GlobalSantaFe.com, on the Corporate Governance page of the Investor Relations section:

•	Charter of the Audit Committee

•	Charter of the Compensation Committee

•	Charter of the Executive Committee

•	Charter of the Nominating and Governance Committee

•	Corporate Governance Policy

•	Standards of Business Conduct

•	Director Independence Standards

Copies of these documents will be made available to any shareholder free of charge upon written request to the Company’s Secretary at 15375 Memorial Drive, Houston, Texas 77079-4101.

Director Education—The Company is committed to the ongoing education of its directors. From time to time, the Company’s executives and industry leaders make presentations to the Board. In addition it is expected that, at least annually, all directors will participate in a continuing education event (which may coincide with a regular Board meeting) addressing, among other things, current developments and best practices in corporate governance. The Board participated in one such continuing education event in 2005.

Director Nominations—The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and shareholders. The Committee may also retain a third-party executive search firm to identify candidates from time to time. Shareholders wishing to suggest a qualified candidate should submit the recommendation in writing to the Committee in care of the Company’s Secretary at 15375 Memorial Drive, Houston, Texas 77079-4101.

Once a prospective candidate has been identified, the Committee makes the initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination includes consideration of the need for additional Board members to fill vacancies. If the Committee determines that additional consideration is warranted, it may ask a third-party search firm to gather additional information about the candidate’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective candidate in light of the considerations set out in the Company’s Corporate Governance Policy, including, among others: independence as defined by applicable law and stock exchange listing standards; business or professional experience; integrity and judgment; records of public service; ability to devote sufficient time to the affairs of the Company; and characteristics of the current Board, including diversity, age and skills, such as an understanding of financial statements and financial reporting systems, oil and gas drilling services, technology and international experience, all in the context of an assessment of the perceived needs of the Board at the time. In connection with this evaluation, the Committee determines whether to interview the prospective candidate, and, if warranted, one or more members of the Committee, and others as appropriate, interview the prospective candidate in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Security holder Communications with the Board and with the Non-Management Directors—Security holders may communicate with the Board by sending an e-mail to board@GlobalSantaFe.com. Security holder communications intended specifically for non-management directors should be sent to non.management.directors@GlobalSantaFe.com. All messages sent to these e-mail addresses by security holders will be relayed to all board members or all non-management directors, as the case may be.

DIRECTOR COMPENSATION

Board members who are not employees of the Company receive compensation for Board service. At present, all directors except Mr. Marshall are non-employees and receive such compensation.

Cash Compensation

Currently, non-employee director cash compensation includes:

Annual Retainer	$32,000
Annual Retainer (Committee Chairmen)
Audit Committee	$12,000
Compensation Committee	$9,500
Other Committees	$6,500
Board Meeting Attendance Fee (attended in person)	$2,500
Board Meeting Attendance Fee (attended by telephone)	$2,000
Committee Meeting Attendance Fee (attended in person)	$2,500
Committee Meeting Attendance Fee (attended by telephone)	$2,000
Special Assignment Fee	$1,000	per day

In addition, non-employee directors are reimbursed for travel and incidental expenses in connection with their service as directors.

Prior to being increased effective October 1, 2005, the annual retainer for the chairman of the Audit Committee was $10,000, the annual retainer for the chairman of the Compensation Committee was $7,500, and the retainer for the chairmen of the other committees was $5,000. The Board and committee meeting fees were not increased.

In March 2004, Mr. Rose retired as a Company employee. Since March 2004, Mr. Rose has served the Company as its non-executive Chairman of the Board, in which capacity he receives $300,000 per annum in addition to the other non-employee director compensation outlined above.

Equity Compensation

Stock Options. Under the Company’s 2003 Long-Term Incentive Plan, options to purchase ordinary shares of the Company are granted to each director who, as of the date of grant, is not an employee. Non-employee director stock option grants are awarded at the discretion of the Compensation Committee. Under present practice, a director receives an initial stock option grant for the purchase of 10,000 shares in the year he or she first becomes eligible as a non-employee director and a grant for the purchase of 6,000 shares on the date of final adjournment of the Annual General Meeting of Shareholders in each year following the year of initial eligibility. Directors of Global Marine who joined the Company’s Board as non-employee directors at the time of the Company’s 2001 merger were deemed continuing directors for purposes of initial eligibility under the plan and did not receive an initial 10,000-share grant from the Company. In June 2005, all non-employee directors each received an option grant for the purchase of 6,000 shares. Each option granted in June 2005 has a per share exercise price of $37.72. Each non-employee director stock option grant vests in equal installments over two years, has a ten-year term, and has an exercise price equal to the per share fair market value of the ordinary shares on the date of grant. In the event of death, disability, retirement due to the age limitation in the Company’s Amended and Restated Articles of Association, involuntary termination other than for cause, or a change in control of the Company while the individual is a director, any unvested options vest immediately. In the event of a termination with cause or voluntary termination, any unvested stock options are forfeited. Non-employee director stock options are not transferable except by will or the laws of descent and distribution, or to family members, trusts and partnerships, or pursuant to a judgment, decree or order relating to child support, alimony or marital property rights.

Restricted Stock Units. Effective in 2004, the Board of Directors authorized annual restricted stock unit awards of up to 3,000 shares per non-employee director. The annual awards are made at the discretion of the Compensation Committee on the date of final adjournment of each Annual General Meeting of Shareholders. In June 2005, all non-employee directors were each granted 3,000 restricted stock units. Each restricted stock unit represents one ordinary share of the Company and is subject to a three-year vesting period. The non-employee director receives the ordinary shares at the end of the vesting period, subject to certain forfeiture provisions, but the director may defer receipt of the shares. Dividend equivalent payments are credited to the individual on the books of the Company upon payment of any dividend on the underlying shares during the restricted period and any deferral period. Credited dividend equivalent payments are made in shares of the Company when and if the shares underlying the restricted stock units are paid out. In the event of death, disability, or involuntary termination other than for cause, the restricted stock units vest immediately. In the event of termination for cause or voluntary termination, any unvested restricted stock units are forfeited. In the event of retirement due to the age limitation in the Company’s Amended and Restated Articles of Association, the restricted stock units granted in 2004 would vest pro-rata and the remainder of the award would be forfeited, but restricted stock units granted in 2005 and subsequent years would continue to vest in retirement. Non-employee director restricted stock units are not transferable except to family members, trusts and partnerships, or pursuant to a judgment, decree or order relating to child support, alimony or marital property rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Listed below are the only persons who, to the knowledge of the Company, may be deemed to be beneficial owners as of March 24, 2006, of more than 5% of the Company’s ordinary shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of March 24, 2006, the beneficial ownership of the Company’s ordinary shares by each director and nominee, the executive officers named in the Summary Compensation Table, and, as a group, those persons and all other current executive officers, based on information provided by such persons.

Name	Shares Owned(a)	Right to Acquire(b)	Restricted Shares(c)	Total Shares	Percent of Class(d)
Ferdinand A. Berger					—
Thomas W. Cason					—
Richard L. George					—
Roger B. Hunt					—
Jon A. Marshall					—
James L. McCulloch					—
Edward R. Muller					—
Paul J. Powers					—
W. Matt Ralls					—
Robert E. Rose					—
Stephen J. Solarz					—
Carroll W. Suggs					—
John L. Whitmire					—
Marion M. Woolie					—
All of the above and other executive officers as a group (19 persons)

(a)	Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated. Includes shares attributable to accounts under the Company’s 401(k) plans at March 24, 2006, as follows: .
(b)	Shares that may be acquired within sixty days of March 24, 2006, through the exercise of non-employee director stock options or employee stock options.
(c)	Shares are subject to a vesting schedule, forfeiture risk and other restrictions.
(d)	As of March 24, 2006, no director or executive officer owned more than one percent of the ordinary shares outstanding.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the current independence and experience requirements of the New York Stock Exchange as determined by the Board of Directors, has furnished the following report:

The Audit Committee assists the Company’s Board of Directors in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process. Such assistance includes oversight by the Committee of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or other users thereof; the Company’s systems of internal controls; the annual independent audit of the Company’s financial statements; and the Company’s programs for compliance with its business conduct and conflict of interest policies as established by management and the Board. In addition, the Committee (i) subject to ratification by the shareholders, selects an independent registered public accounting firm to be the Company’s independent auditor and perform the annual independent audit of the Company’s financial statements, the effectiveness of internal control over financial reporting and management’s assessment thereof, and issue a report thereon, (ii) approves the nature of the professional audit services provided by the independent auditor prior to the performance of such services and reviews the fees for such services, and (iii) reviews the scope of work and the reported results of the Company’s internal auditor.

The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee reviews and reassesses the charter annually and recommends changes to the Board for approval.

As part of fulfilling its responsibilities for overseeing management’s conduct of the Company’s financial reporting process for fiscal year 2005, the Audit Committee:

•	Received management’s representation that the Company’s consolidated financial statements for the fiscal year ended December 31, 2005, were prepared in accordance with accounting principles generally accepted in the United States;

•	Monitored, reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005, and the effectiveness of internal control over financial reporting and management’s assessment thereof, with management and with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditor;

•	Discussed with PwC the matters required to be discussed by Statement on Auditing Standards Nos. 61 relating to the conduct of the audit; and

•	Received written disclosures and a letter from PwC regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also discussed PwC’s independence with PwC.

•	Monitored, reviewed and discussed with management the procedures and operation of the Company’s Disclosure Controls Committee and the Section 404 Reporting Process.

In addition, the Audit Committee considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate, together with other specific duties set forth in the committee charter.

Based on the Audit Committee’s reviews, discussions and other actions outlined above, and relying thereon, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the U.S. Securities and Exchange Commission.

Members of the Audit Committee:*

Thomas W. Cason, Chairman

Paul J. Powers, Member

John L. Whitmire, Member

*	Richard L. George rotated off the Committee effective December 20, 2005.

FEES TO INDEPENDENT AUDITOR FOR 2005 AND 2004

The aggregate fees billed for the professional services of PricewaterhouseCoopers LLP, the Company’s independent auditor, for the fiscal years ended December 31, 2005 and 2004, were as follows:

	2005	2004
Audit Fees(1)	$2,325,054	$2,386,445
Audit-Related Fees	$0	$0
Tax Fees(2)	$0	$31,934
All Other Fees(3)	$10,994	$18,953
Total	$2,336,048	$2,437,332

(1)	Audit fees for 2005 include $2,043,502 for integrated audit and quarterly reviews including 404 attestation services $269,552 for subsidiary audit services, $232,000 for comfort letters and consents for various Securities and Exchange Commission filings, and $12,000 for a report on management’s assertion regarding OPA 90 attestation (a report regarding Global Marine’s financial capability as the Company’s guarantor for certain federal regulations regarding pollution). Audit fees for 2004 include $931,828 for Sarbanes-Oxley Act Section 404 audit services regarding internal control over financial statements, $150,052 for subsidiary statutory audit services, $38,000 for comfort letters, comment letters and consents for various Securities and Exchange Commission filings, and $12,000 for a report on management’s assertion regarding OPA 90 attestation.

(2)	Tax fees for 2004 consisted entirely of fees for tax advice.

(3)	All other fees for 2005 include $8,394 related to license fees for an Internet portal to access regulatory pronouncements and $2,600 related primarily to attendance fees for seminars sponsored by the independent auditor. All other fees for 2004 include $17,753 related to license fees for an Internet portal to access regulatory pronouncements and $1,200 related primarily to attendance fees for seminars sponsored by the independent auditor.

The Audit Committee determined that the provision of the non-audit services covered in “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” above was compatible with maintaining the independence of PwC.

AUDIT COMMITTEE PRE-APPROVAL OF

AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditor. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman reports any decisions regarding pre-approvals to the Audit Committee at its next regularly scheduled meeting.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has furnished the following report:

The Committee and Its Responsibilities

The Compensation Committee of the Board of Directors is comprised solely of Board members who (a) are not employees of the Company, (b) meet the independence requirements of the New York Stock Exchange, and (c) qualify as outside directors under Section 162(m) of the U.S. Internal Revenue Code. The Compensation Committee met six times during 2005.

The Compensation Committee is responsible for:

•	Establishing and administering an overall compensation program for our senior executive officers, including the executives named in the Summary Compensation Table in our proxy statement (the “Named Executive Officers”);

•	Reviewing and approving the individual salary, annual and long-term incentives (including stock compensation), and any other executive compensation and benefits for the Named Executive Officers, including the Chief Executive Officer (whose compensation is subject to ratification by the independent members of our Board acting as a group);

•	Reviewing and approving the performance measures in our annual and long-term incentive programs;

•	Making recommendations to the Board regarding compensation plans that require shareholder approval, including equity-based plans; and

•	Providing oversight and guidance regarding compensation and benefit programs for all employees of the Company.

To assist it in meeting its responsibilities, the Committee has retained Mercer Human Resource Consulting (“Mercer”). Mercer provides expertise on compensation strategy and program design, provides advice on specific compensation levels, and generally helps the Committee conduct its analysis of and make its decisions regarding executive compensation.

Compensation Philosophy

Our executive compensation program reflects the philosophy that compensation should be structured to:

•	Closely align reward opportunities with the interests of our shareholders and with our operating strategy;

•	Provide reasonable reward opportunities that are sufficiently competitive to attract, motivate and retain key talent;

•	Maintain our pay-for-performance culture;

•	Target award levels that approximate the market median in all primary elements of compensation, with the chance for above median compensation when Company or individual performance exceeds expectations;

•	Make the connection between compensation and attainment of the goals that are most important to the Company’s success clearly visible to the participants in our compensation programs; and

•	Extend the foregoing concepts beyond the executive officers to other employees in the interests of internal pay equity, motivation, and teamwork.

Competitive Positioning

We use compensation surveys of the Company’s labor market competitors to assess the appropriateness of our compensation ranges and help us make the adjustments necessary to ensure that the Company can compete for the best talent in the energy industry. The compensation level for any particular individual is then established by assessing individual and Company performance in the context of the ranges established with the help of the competitiveness surveys.

The Company’s primary competitive market for talent includes offshore drilling companies, oil and gas companies and energy services companies of similar market value, size, operating complexity and growth potential. This competitive market includes a peer group of companies similar to but not including all of the offshore drilling peer group named in the Cumulative Total Shareholder Return section of this proxy statement. The competitive market also includes energy companies not included in that section since the competition for executive talent is not limited to offshore drilling companies and the number of offshore drilling companies represents too small a sample size for reasonable comparisons. The peer group for compensation purposes is:

Apache Corporation BJ Services Company Burlington Resources Inc. Cooper Cameron Corporation ENSCO International Incorporated EOG Resources, Inc.	Kerr-McGee Corporation Noble Corporation Pride International, Inc. Smith International, Inc. Transocean Inc. Weatherford International Ltd.

Program Overview

The elements of our executive compensation program in 2005 consisted of (a) base salaries, (b) annual cash incentive payments under the Annual Incentive Plan (“AIP”), (c) long-term incentives in the form of stock options, performance-unit awards, and performance-awarded restricted stock units, and (d) employee benefits. As an executive officer’s responsibility increases, his or her compensation mix is weighted more heavily toward performance-based incentives and less heavily toward base salary.

Base Salaries

The base salaries for executive officers, including the Named Executive Officers, are reviewed annually and are periodically adjusted to reflect the competitive market, as well as each individual’s responsibilities, experience, leadership, and contributions to our success. In February 2005, the Compensation Committee reviewed the base salaries of the Named Executive Officers for 2005. We approved annualized base salary increases of from 4.6% to 5.0%, which became effective on April 1, 2005. In determining the increases, we considered competitive compensation information, the performance of each executive, and the Company’s performance. Considering input from Mercer, we concluded that each Named Executive Officer’s new salary was generally in an acceptable range around the market median for comparable positions and was consistent with our strategy of providing salaries at competitive market median levels.

Annual Incentives

The AIP is a goal-driven plan that gives participants, including the Named Executive Officers, the opportunity to earn annual cash bonuses. Individual target award levels, expressed as percentages of the participants’ base salaries, are established at the beginning of the year. The targets range from 5% of base salary for the lowest level eligible participant to 100% for the Chief Executive Officer. The AIP includes a plan for management-level employees of the Company’s drilling management services and oil and gas subsidiaries, under which AIP awards can increase up to 200% of the targeted percentage or decrease to zero depending on actual performance. The AIP also includes a plan for all other management-level employees of the Company and its subsidiaries, including our contract drilling subsidiaries, under which AIP awards can increase up to 150% of the targeted percentage or decrease to zero depending on actual performance. This latter plan is the one in which all of the Named Executive Officers participate. The target awards under the AIP, when combined with base salaries, position the executives to earn total annual compensation approximating competitive market median levels. The upper range of potential award values provides the opportunity for executives to earn total annual cash compensation above the competitive market median when performance warrants.

Under the AIP for 2005, the actual awards for the Named Executive Officers relative to their targets were determined as follows: (a) after the end of the year, the Compensation Committee measured Company-wide 2005 performance relative to financial and operational goals the Committee had established at the beginning of the year for the plan in which all of the Named Executive Officers participated and determined that the Company performed at 81% of the combined goals under that plan; (b) the Committee then gave additional consideration to competitive retention issues and steps the management team took to position the Company very advantageously for the future and, based on these considerations, adjusted the total payout under that plan to 100% of the targeted payout; and (c) in the case of each Named Executive Officer, the Committee made further adjustments based on the individual’s achievement of individual and strategic goals approved by the Committee at the beginning of the year. Based on these determinations, in March 2006 the Company paid out bonuses for 2005 to the Named Executive Officers, which ranged from 81% to 150% and averaged 106% of their target bonuses.

The Company financial performance measurement categories established by the Compensation Committee for the AIP at the beginning of 2005 were cost containment and relative net income. The goal for cost containment was based on internal business plan objectives. The goal for relative net income was based on the Company’s performance relative to an industry peer group consisting of the same companies used in the Cumulative Total Shareholder Return graph in this proxy statement and in the Company’s 2005 proxy statement. The Company engages an outside firm to verify the accuracy of the results under the financial measures.

The Company operational performance measurement categories for the 2005 AIP were safety, downtime, well performance, and corporate objectives.

Long-Term Incentives

•	Changes in 2005

In January 2005, the Compensation Committee conducted an overall review of the Company’s long-term incentive program in order to ensure the program’s future competitiveness and appropriateness. In particular, the Committee re-evaluated its primary reliance on stock options to deliver long-term incentive compensation, focusing on potential dilution implications and annual share usage requirements. As a result of this review, the Committee made the following changes to the Company’s long-term incentive program.

•	We reduced the Company’s reliance on stock option grants. Although we believe stock options are a good performance incentive and provide a strong link to shareholder interests, we think our long-term incentive program should strike a more appropriate balance between basing incentives on stock price appreciation and basing incentives on financial and operational improvement.

•	We granted cash-based performance units to more key employees. In 2005, thirty-five employees were awarded performance units versus eight in 2004.

•	We began granting performance-awarded restricted stock units.

•	We changed the target long-term compensation mix for key employees, including the Named Executive Officers, to one-third stock options, one-third performance units, and one-third performance-awarded restricted stock units, with the actual mix being determined by performance outcomes.

•	We moved to a target value approach to determining the appropriate number of long-term incentive awards that should be granted. In the past, we determined an appropriate number of shares for stock options based on competitive practice and a reasonable level of dilution, and we allocated the options to participants based on their relative positions within the organization. For 2005, the Company established a target long-term incentive award value, expressed as a percentage of base salary, for each long-term incentive eligible employee, then we determined the employee’s appropriate number of long-term incentive awards, using a Black Scholes valuation for options.

•	Stock Option Awards

Stock options were granted to key employees, including the Named Executive Officers, as part of the 2005 annual long-term incentive grants, which were made in February 2005. Options are granted with exercise prices equal to the underlying stock’s grant-date fair market value, with a three-year vesting schedule and a ten-year term. When determining the number of stock options to grant to a particular employee in the 2005 annual grant, the Compensation Committee established the target value for the employee’s total long-term incentive awards, took one-third of the total target value and allocated that to stock options, and then divided the total target value for stock options by the Black Scholes value per option to determine the actual number of options to be granted. The initially calculated number of options was then subject to adjustment up or down based on the Compensation Committee’s evaluation of the individual’s performance, past grant history, and other relevant factors.

•	Performance Unit Awards

The Company also granted cash-based performance units to key employees, including the Named Executive Officers, as part of the 2005 annual long-term incentive grants. Performance Units have a target value of $25.00 each and cliff vest after a three-year performance period. The ultimate value of each unit is determined at the end of the three-year period based on the Company’s performance measured against pre-established goals and can range from zero to two times the target value. The performance measurement categories established by the Compensation Committee for the 2005-2007 performance period were (a) the Company’s return on invested capital compared to an industry peer group consisting of the same companies used in the Cumulative Total Shareholder Return graph in this proxy statement and in the Company’s 2005 proxy statement, and (b) the Company’s total shareholder return compared to the same industry peer group. Performance unit grants represented approximately one-third of each key employee’s total 2005 long-term incentive award target value.

•	Performance-Awarded Restricted Stock Unit Awards

In 2005, the Compensation Committee began granting performance-awarded restricted stock units (“PARSUs”) as part of the annual long-term incentive grants. Each PARSU represents one ordinary share of Company stock and cliff vests after three years of continued service to the Company. Upon vesting, each PARSU, together with dividend equivalent payments accrued throughout the three-year vesting period, is paid out in the form of ordinary shares of the Company. The target value of the 2005 PARSU grants to key employees, including the Named Executive Officers, was one-third of each key employee’s total 2005 long-term incentive award target value. The value of the PARSUs actually awarded to any grantee in years after 2005, however, is a percentage of his or her total target value for PARSUs that is equal to the percentage of his or her target bonus actually received based on performance under the prior year’s AIP, which, as noted above, can range from 0% to 200% under the AIP for management-level employees of the Company’s drilling management services and oil and gas subsidiaries and from 0% to 150% under the AIP for all other management-level employees. Once the participants’ target value for PARSUs has been multiplied by the AIP percentage, the resulting value is divided by the average per share closing trading price of the Company’s ordinary shares over a period of 20 trading days to determine the number of PARSUs to be granted. The 20-day trading period ended three trading days before the PARSU grant date in 2006 but will end five trading days before the PARSU grant date in future years for administrative convenience. This initial allocation may be further adjusted to account for the individual’s performance, past grant history, and other relevant factors. Because PARSUs were not introduced and described to the employees until early 2005, the 2005 grants were made at the target levels for PARSUs, unadjusted by the 2004 AIP percentage; but the 2005 AIP percentage was applied to adjust the 2006 PARSU grants made in early 2006.

Perquisites and Personal Benefits

The Company also provides certain perquisites and benefits to senior executive officers, including the Chief Executive Officer and the other Named Executive Officers. These perquisites and benefits may include life insurance, financial counseling, and club memberships. In addition to participating in the GlobalSantaFe Retirement Plan for Employees (a pension plan that covers eligible U.S. employees), the senior executives also participate in the Company’s supplemental executive retirement program.

Run Rate and Dilution Management

The Committee is mindful of dilution and share usage run rates. We intend to target the annual share usage run rate to below 1% of ordinary shares outstanding. The changes we made to the long-term incentive program in 2005, which are described above, resulted in a significant reduction in the Company’s run rate, from 1.37% to 0.30%. The actual run rate is expected to vary from year to year in response to market conditions and changes in the Committee’s compensation strategy.

Chief Executive Officer Compensation

Jon A. Marshall has served as the Company’s Chief Executive Officer since May 2003. His 2005 salary was set by the Compensation Committee at the rate of $655,000 per year, an increase of 4.8% over his 2004 salary. His target bonus percentage under the AIP is 100% of base salary. Mr. Marshall was granted 58,000 stock options, 37,000 performance units and 27,000 PARSUs in February 2005. In March of 2006, he was awarded a bonus under the 2005 AIP of $655,000 based on the achievement of goals under the AIP and the Compensation Committee’s assessment of his contributions to the success of the Company during 2005. In particular, the Compensation Committee considered Mr. Marshall’s key contributions to the Company’s results under certain financial measures, including relative net income and cost containment measures, and under certain operational measures, including safety, environmental and downtime performance measures. The compensation philosophy for the Chief Executive Officer is the same as that described above for other executives of the Company. The Compensation Committee believes that the total compensation for the Chief Executive Officer is generally within a meaningful range of the competitive market median.

Policy Regarding Internal Revenue Code Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code generally limits a public company’s tax deductions for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if Internal Revenue Code requirements are met. The Compensation Committee’s intent is to structure compensation awards that will be deductible without limitation where doing so will further the purposes of the Company’s executive compensation programs. The Compensation Committee also considers it important, however, to retain the flexibility to design compensation programs that effectively promote a full range of objectives important to the Company’s success, even if compensation payable under such programs may not be fully deductible. The Committee expects that it will continue to use such programs where it believes the gain to the Company would outweigh a limited negative tax effect.

The Compensation Committee believes that the stock options and performance units granted under the Company’s long-term incentive program would qualify as performance-based compensation under Section 162(m). The Committee decided, however, not to structure the Company’s PARSUs or the annual incentive awards under the AIP as performance-based compensation that would qualify for exemption under Section 162(m). This was done because the Compensation Committee wanted to maximize the effectiveness of its compensation program by basing compensation partly on the achievement of corporate objectives that may not lend themselves to specific target setting.

Tally Sheet

During 2005, the Compensation Committee engaged Mercer, with assistance from the Company’s outside actuary, to develop a thorough analysis of the total value of each senior executive’s entire compensation and benefits package. That analysis resulted in a total compensation “tally sheet” containing data on all elements of compensation and benefits, including supplemental executive retirement plan and severance benefits. After reviewing the total compensation and benefits tally sheet, the Committee concluded that the total compensation paid to the Company’s officers as determined in the review was reasonable.

Changes for 2006

In its ongoing efforts to improve the effectiveness of our executive compensation programs, the Committee made certain changes for 2006.

•	We replaced stock options with stock-settled stock appreciation rights. Stock appreciation rights (“SARs”) provide participants with the same incentive opportunity and have similar accounting and tax effects to the Company as, but use fewer shares than, stock options.

•	Given changes in the market place and the difficulty of setting meaningful goals, the Compensation Committee decided not to grant performance units in 2006. During 2006, the Committee will continue to review its long-term incentive program and determine if performance units should be used in future years. Previously, we had allocated the total target value for long-term incentive awards to the Named Executive Officers, including the Chief Executive Officer, one-third to stock options, one-third to performance units, and one-third to PARSUs. With the suspension of performance units in 2006, we decided to allocate the total target value for long-term incentive awards 60% to SARs and 40% to PARSUs.

Conclusion

The Compensation Committee, with Mercer’s assistance, has reviewed all compensation elements including base salaries, bonus arrangements, and long-term incentive awards. We believe our overall compensation levels are appropriate and provide a direct link to enhancing shareholder value, achieving our business strategy, and advancing the other core principles of our compensation philosophy, including attracting, motivating and retaining the key talent needed to ensure the long-term success of the Company. The Compensation Committee will continue to monitor current trends and issues in our competitive landscape and will modify our programs where appropriate.

Members of the Compensation Committee:

Edward R. Muller, Chairman	Stephen J. Solarz, Member*
Richard L. George, Member*	Carroll W. Suggs, Member

*	Mr. George joined the Committee and Mr. Solarz rotated off the Committee effective December 20, 2005.

EXECUTIVE COMPENSATION

The following table provides information about the compensation of the Company’s chief executive officer and the four other most highly compensated officers for each of the last three years.

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation						Awards
Name and Principal Position	Year	Salary ($)		Bonus(1) ($)		Other Annual Compensation ($)		Restricted Stock Award(2) ($)		Securities Underlying Options(3) (#)	All Other Compensation(4) ($)
Jon A. Marshall President and Chief Executive Officer	2005 2004 2003	$ $ $	647,500 625,000 561,231	$ $ $	655,000 538,000 129,000	$ $ $	— — —	$ $ $	1,012,500 — —	58,000 200,000 287,500	$ $ $	14,670 8,082 14,059

W. Matt Ralls Executive Vice President and Chief Operating Officer	2005 2004 2003	$ $ $	432,178 400,020 400,020	$ $ $	337,500 224,000 54,000	$ $ $	— — —	$ $ $	525,000 — —	31,000 70,000 70,000	$ $ $	16,368 11,559 13,968

James L. McCulloch Senior Vice President and General Counsel	2005 2004 2003	$ $ $	336,276 324,996 324,996	$ $ $	221,100 182,000 44,000	$ $ $	— — —	$ $ $	412,500 — —	24,500 65,000 64,500	$ $ $	14,358 9,787 13,788

Marion M. Woolie Senior Vice President, Operations	2005 2004 2003	$ $ $	331,251 320,004 320,004	$ $ $	176,500 179,000 40,000	$ $ $	— — —	$ $ $	375,000 — —	21,000 65,000 50,000	$ $ $	14,217 12,385 15,370

Roger B. Hunt Senior Vice President, Marketing	2005 2004 2003	$ $ $	311,250 300,000 300,000	$ $ $	307,125 155,000 38,000	$ $ $	— — —	$ $ $	337,500 — —	20,000 60,000 42,000	$ $ $	15,754 15,138 13,728

(1)	Bonuses based on service during and included in the table for each year were awarded and paid in the following year.
(2)	Awarded as restricted stock units, each unit being payable in the form of one share of Company stock upon vesting. Dollar value is based on the closing price of the underlying stock on February 28, 2005, the date on which the award was granted. The following awards were granted on that date: Mr. Marshall, 27,000 units; Mr. Ralls, 14,000 units; Mr. McCulloch, 11,000 units; Mr. Woolie, 10,000 units; and Mr. Hunt, 9,000 units. Units vest in full three years from the date of grant, and dividend equivalent payments are made in cash to the grantee upon vesting at the end of the restricted period. The restricted stock units are not transferable except to family members, trusts and partnerships, or pursuant to a judgment, decree or order relating to child support, alimony or marital property rights. The number and value of all restricted stock units held at December 31, 2005, was: Mr. Marshall, 27,000 units, $1,300,050; Mr. Ralls, 14,000 units, $674,100; Mr. McCulloch, 11,000 units, $529,650; Mr. Woolie, 10,000 units, $481,500; and Mr. Hunt, 9,000 units, $433,350.

(3)	Expressed in terms of the number of ordinary shares of the Company underlying options granted during the years indicated.
(4)	Amounts for 2005 represent (a) $12,600 in the case of each named executive officer contributed by the Company to match a portion of the employees’ contributions under the Company’s 401(k) plan, plus (b) the IRS taxable value of insurance premiums paid by the Company with respect to executive life insurance and group term life insurance for the benefit of the named executive officers (Mr. Marshall, $2,070; Mr. Ralls, $3,768; Mr. McCulloch, $1,758; Mr. Woolie, $1,617; and Mr. Hunt, $3,154).

OPTION GRANTS IN 2005

The following table provides information about the grant of stock options under the GlobalSantaFe 2003 Long-Term Incentive Plan during 2005 to the Company’s chief executive officer and the other executive officers named in the Summary Compensation Table.

OPTION GRANTS IN 2005

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term (2)
Name	Number of Shares Underlying Options Granted (1) (#)	Percent of Total Options Granted to Employees in 2005	Exercise or Base Price ($ per share)	Expiration Date	5% ($)	10% ($)
J. A. Marshall	58,000	20.57%	$37.48	2/28/2015	$1,367,116	$3,464,541
W. M. Ralls	31,000	10.99%	$37.48	2/28/2015	$730,700	$1,851,737
J. L McCulloch	24,500	8.69%	$37.48	2/28/2015	$577,489	$1,463,470
M. M. Woolie	21,000	7.45%	$37.48	2/28/2015	$494,990	$1,254,403
R. B. Hunt	20,000	7.09%	$37.48	2/28/2015	$471,419	$1,194,669

(1)	All options granted to the named officers were granted on February 28, 2005. All options were granted at exercise prices equal to the mean between the lowest and highest reported sale prices for the ordinary shares on the date of grant. Each option vests in equal annual installments over three years, on the first, second and third anniversaries of the date of grant. The right to exercise unexercised options is subject to acceleration in certain circumstances including a change in control as described under “Termination Arrangements,” below, and upon death, disability and certain non-cause terminations of employment. Options shown in the table are not transferable except by will or the laws of descent and distribution, or to family members, trusts and partnerships, or pursuant to a judgment, decree or order relating to child support, alimony or marital property rights.

(2)	These amounts represent arbitrarily assumed rates of annual compound share price appreciation from the date of grant over the full ten-year term of the option. Actual gains, if any, on option exercises or share holdings are dependent on the future performance of the ordinary shares. There can be no assurance that the amounts reflected in this table will be achieved.

OPTION EXERCISES IN 2005 AND YEAR-END OPTION VALUES

The following table provides information about the exercise of stock options during 2005 by the Company’s chief executive officer and the other executive officers named in the Summary Compensation Table, and the year-end value of their unexercised options.

AGGREGATED OPTION EXERCISES IN 2005

AND YEAR-END OPTION VALUES

Name	Number of Shares Underlying Options Exercised (#)	Value Realized(1) ($)	Number of Securities Underlying Unexercised Options at Year-End (#)		Value of Unexercised In-the-Money Options at Year-End(2) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. A. Marshall	179,550	$6,044,149	624,100	284,875	$11,361,987	$6,148,299
W. M. Ralls	157,098	$3,169,904	173,931	100,300	$1,918,691	$1,947,077
J. L. McCulloch	248,083	$4,382,630	43,225	88,685	$166,848	$1,758,455
M. M. Woolie	262,065	$5,579,087	95,095	80,400	$612,199	$1,610,443
R. B. Hunt	90,600	$2,090,338	174,090	73,460	$3,295,254	$1,461,414

(1)	Represents the spread between the exercise price and the sale price of the shares received upon exercise if such shares were sold on exercise or the spread between the exercise price and the fair market value of the shares received if such shares were held following exercise.
(2)	Represents the positive spread between the exercise price and the year-end closing price of $48.15 per share.

OTHER LONG-TERM INCENTIVE PLAN AWARDS IN 2005

The following table provides information about the grant of cash-based performance units under the GlobalSantaFe 2003 Long-Term Incentive Plan during 2005 to the Company’s chief executive officer and the other executive officers named in the Summary Compensation Table.

LONG-TERM INCENTIVE PLAN

AWARDS IN 2005(1)

Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period until Maturation or Payout	Estimated Future Payouts Under Non-Stock Price-Based Plans
			Threshold ($)(2)	Target ($)	Maximum ($)
J. A. Marshall	37,000	2005-2007	$0	$925,000	$1,850,000
W. M. Ralls	19,500	2005-2007	$0	$487,500	$975,000
J. L. McCulloch	15,500	2005-2007	$0	$387,500	$775,000
M. M. Woolie	13,500	2005-2007	$0	$337,500	$675,000
R. B. Hunt	12,500	2005-2007	$0	$312,500	$625,000

(1)	The performance units were granted on February 28, 2005. The cash payout of the performance units at maturity varies as a percentage (0% - 200%) of the target value ($25 per unit) and is dependent on the actual performance of the Company during the period from January 1, 2005, through December 31, 2007, as measured by (i) the Company’s return on invested capital (“ROIC”) relative to the Company’s cost of capital (“CC”), and (ii) the Company’s total shareholder return (“TSR”) relative to the Company’s peer group total shareholder return, all as defined for purposes of the terms of the performance unit awards. The peer group for purposes of the calculation is Diamond Offshore Drilling, Inc., ENSCO International Incorporated, Noble Drilling Corporation, Pride International, Inc., Rowan Companies, Inc. and Transocean Inc. The performance units are not transferable except pursuant to a marital settlement agreement or similar domestic relations agreement, decree or order.
(2)	The performance units have zero value at payout unless either (i) TSR equals or exceeds the 50th percentile or (ii) ROIC exceeds CC.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2005.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights(1)	(c) Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by shareholders(3)	9,450,978	$30.1205	5,097,378
Equity compensation plans not approved by shareholders	—	—	—
Total	9,450,978	$30.1205	5,097,378

(1)	Restricted stock awards are not considered in the weighted average exercise price calculation.
(2)	Shares purchased on December 31, 2005, by participating employees under the GlobalSantaFe Employee Share Purchase Plan (148,720 shares), but not issued until January 2006, are treated as issued shares for purposes of the table and therefore are not included in any amounts in the table. The GlobalSantaFe 2003 Long-Term Incentive Plan (the “2003 Incentive Plan”) was amended and restated on June 7, 2005 to provide for a maximum of 4,500,000 ordinary shares of the Company as to which future awards may be granted, plus (i) shares forfeited under awards granted on or after June 7, 2005 pursuant to the 2003 Incentive Plan, (ii) shares delivered as payment or delivered or withheld for taxes under the 2003 Incentive Plan, and (iii) shares delivered in substitution of outstanding awards or obligations to grant future awards under plans of other companies acquired by the Company or a related company. Prior to the June 7, 2005 amendment and restatement, the 2003 Incentive Plan incorporated the GlobalSantaFe 1998 Stock Option and Incentive Plan, the GlobalSantaFe 2001 Long-Term Incentive Plan, and the GlobalSantaFe 2001 Non-Employee Director Stock Option and Incentive Plan (collectively, the “Prior Incentive Plans”). The amended and restated 2003 Incentive Plan incorporates the issued and outstanding shares under the Prior Incentive Plans prior to June 7, 2005, but no new awards will be granted out of shares reserved for the Prior Incentive Plans. Of the shares set forth in column (c), shares may be issued other than upon exercise of an option, warrant or right as follows as of December 31, 2005: (i) 721,132 shares remained available for issuance under the GlobalSantaFe Employee Share Purchase Plan, which was terminated effective March 3, 2006, and accordingly those shares are no longer available and (ii) 4,376,246 shares remained available for issuance for stock awards under the 2003 Incentive Plan.
(3)	Certain of the Prior Incentive Plans were plans of Global Marine assumed by the Company under the 2001 merger agreement with Global Marine (“Assumed Plans”). Shares to be issued upon exercise of outstanding options (5,837,920) under the Assumed Plans are included in the amounts set forth in the table. No new awards will be granted out of shares available reserved under Prior Incentive Plans and, accordingly, those shares are not included in the amounts set forth in the table. Certain other equity compensation plans of Global Marine were not assumed under the merger agreement, although the individual outstanding awards under those plans were assumed. At December 31, 2005, there were 1,446,010 shares subject to those options, which are not reflected in the table above. The weighted average of the exercise price of those options at December 31, 2005 was $32.7370.

PENSION PLAN TABLE

The following table shows combined amounts payable annually pursuant to the Company’s qualified pension plan, a nonqualified pension equalization plan, and a nonqualified supplemental executive retirement plan.

PENSION PLAN TABLE

Remuneration	Years of Service
	5	10	15	35
$ 400,000	$80,000	$160,000	$240,000	$240,000
$ 500,000	$100,000	$200,000	$300,000	$300,000
$ 600,000	$120,000	$240,000	$360,000	$360,000
$ 700,000	$140,000	$280,000	$420,000	$420,000
$ 800,000	$160,000	$320,000	$480,000	$480,000
$ 900,000	$180,000	$360,000	$540,000	$540,000
$1,000,000	$200,000	$400,000	$600,000	$600,000
$1,100,000	$220,000	$440,000	$660,000	$660,000
$1,200,000	$240,000	$480,000	$720,000	$720,000
$1,300,000	$260,000	$520,000	$780,000	$780,000
$1,400,000	$280,000	$560,000	$840,000	$840,000
$1,500,000	$300,000	$600,000	$900,000	$900,000
$1,600,000	$320,000	$640,000	$960,000	$960,000

Annual retirement benefits are based on a participant’s base salary and bonus. The benefits shown are based on normal retirement and computed on the basis of a straight life annuity for single participants. For participants who have been married at least one year, the benefits shown will be payable as a 100% joint and survivor annuity in an actuarially reduced amount. There is no offset for Social Security benefits under the qualified pension plan. The nonqualified supplemental executive retirement plan provides that its benefit will be paid in the form of an actuarially adjusted lump sum.

The full years of credited service as of December 31, 2005, for purposes of determining the entitlement to retire with a benefit under all plans and for purposes of determining the benefit under the qualified plan and the nonqualified pension equalization plan for the named executive officers are: Mr. Marshall, 26 years; Mr. Ralls, 8 years; Mr. McCulloch, 22 years; Mr. Woolie, 26 years; and Mr. Hunt, 36 years. Messrs. Marshall, McCulloch, Woolie and Hunt each have the maximum of 15 full years of employment that can be credited under the nonqualified supplemental executive plan. Mr. Ralls has 8 years of employment under the nonqualified supplemental executive plan and upon certain events as described under “Employment Agreements and Termination Arrangements” will be entitled to 15 years of service under such plan. The Pension Plan table assumes that years of service and annual compensation for a particular individual are the same under all plans.

The nonqualified supplemental executive plan provides that a participant, upon attaining age 62 (or age 65 if the participant has not completed five full years of service), will receive an annual retirement benefit equal to (a) four percent of average annual total compensation for the three highest consecutive years out of the ten years immediately preceding the year in which the executive retires, multiplied by (b) the number of years of service with the Company (not to exceed 15). This nonqualified supplemental executive plan benefit is offset by the benefit payable to the executive under the qualified pension plan and the nonqualified pension equalization plan. The nonqualified supplemental executive plan also provides for reduced benefits for participants who retire after age 55, but before age 62, and have completed at least five full years of continuous service with the Company. In addition, in the event of certain terminations following a change in control, or if the participant terminates employment prior to the attainment of age 55 due to death, the participant will be entitled to a payment under the nonqualified supplemental executive plan.

TERMINATION ARRANGEMENTS

Severance Agreements

The Company has severance agreements with eight of its executive officers, including Messrs. Marshall, Ralls, McCulloch, Woolie and Hunt. The agreements provide severance benefits in the event of termination of employment other than for “cause” or in the event of voluntary termination for “good reason.” The severance benefits that apply when there is a qualifying termination of the executive’s employment include two times base annual salary paid as salary continuation; if specifically approved in the executive’s case by the Compensation Committee in their sole and absolute discretion, a lump sum equal to the sum of actual bonuses paid or payable to the executive in the prior two years; gross-up for any applicable excise tax; extension of welfare benefits for the salary continuation period or until employment affording such benefits is secured; immediate vesting of the executive’s supplemental executive retirement plan benefit; and, for purposes of calculating the executive’s pension plan benefits, continued accrual of service for the salary continuation period. If there is a change in control of the Company and the executive has a qualifying termination of employment within the three years following a change in control of the Company, the severance benefits include three times annual base salary paid as salary continuation and a lump sum equal to three times the highest bonus paid or payable in any one year to the executive in the prior three years, plus the other severance benefits, not based on salary or bonus, that would apply in a non-change in control situation.

Mr. Ralls has entered into an agreement supplemental to his severance agreement specifying a minimum annual base salary of $400,000 and a minimum target bonus equal to 65% of his annual base salary. If Mr. Ralls’ employment terminates due to death, disability or good reason, as defined in the supplemental agreement, or the Company terminates Mr. Ralls without cause, as defined in the supplemental agreement, or his employment is terminated for any reason after he attains age 58, he will be entitled to immediate vesting of benefits under the nonqualified supplemental executive retirement plan as if he had attained age 62 and 15 years of service except that the bonus used to compute benefits shall be the greater of the actual bonus or $250,000.

Change in Control Arrangements

In addition to the change in control provisions in the severance agreements described above, the terms of the outstanding stock options and restricted stock under the Company’s incentive plans provide that the right to exercise all options remaining unexercised shall accelerate, so that such options will become immediately exercisable, and restricted stock will vest upon a change in control as defined in the plans.

In the case of outstanding performance units, if a change of control as defined in the terms of the performance unit awards occurs during the three-year performance cycle, the holders of the performance units are entitled to one-third of the performance units for each full year and each partial year that has elapsed during the performance cycle prior to the change in control. Those performance units will be paid on the date of the change in control and have a payout value equal to the target value ($25 per unit). The balance of the performance units will be forfeited.

CUMULATIVE TOTAL SHAREHOLDER RETURN

The Company’s ordinary shares are traded on the New York Stock Exchange under the symbol “GSF.” The following graph compares the changes in the cumulative total shareholder returns of (i) the Company, (ii) the Standard & Poor’s 500 Stock Index, and (iii) a peer group comprised of a weighted index of a group of other companies in the Company’s industry. The peer group is comprised of: Diamond Offshore Drilling Inc.; ENSCO International Incorporated; Noble Drilling Corporation; Pride International, Inc.; Rowan Companies, Inc.; and Transocean Inc. The graph assumes that $100 was invested on December 31, 2000, in each of the Company’s ordinary shares, the S&P 500, and the peer group, and that all dividends were reinvested. The amounts of the plot points in the graph are set forth in the table below.

	December 2000	December 2001	December 2002	December 2003	December 2004	December 2005
GlobalSantaFe	$100	$89.38	$76.59	$78.79	$105.86	$156.06
S&P 500 Index	$100	$88.12	$68.66	$88.34	$97.94	$102.75
Peer Group	$100	$74.33	$64.90	$66.32	$98.39	$152.93

*	Santa Fe International stock price was used prior to merger.

2. APPROVAL OF SPECIAL RESOLUTIONS TO AMEND THE COMPANY’S EXISTING

ARTICLES OF ASSOCIATION AND MEMORANDUM OF ASSOCIATION

On March 3, 2006, the Board of Directors determined to propose that the shareholders approve and adopt separate special resolutions to:

•	amend the Company’s Existing Articles of Association to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Existing Memorandum of Association to make a related clarifying change;

•	amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares;

•	amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates;

•	amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and

•	amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto.

The following summary of the changes to be effected by the special resolutions is subject to the specific text of the Articles of Association, as proposed to be amended and restated, set forth as Appendix C, and the Memorandum of Association, as proposed to be amended and restated, set forth as Appendix D. In the case of each of Appendix C and D, the proposed changes to the Existing Articles of Association and the Existing Memorandum of Association are reflected in the form of markings which indicate proposed deletions by striking through text that is proposed to be deleted, for example “~~proposed deletion~~”, and indicate proposed additions by underlining the text that is proposed to be added, for example “proposed addition.” Each of Appendix C and D reflects all of the changes proposed by proposals 2(a), 2(b), 2(c) and 2(d). However, the type for proposed additions and deletions in the appendices is color-coded to indicate which proposal a particular change relates to. All of the proposed changes under proposal 2(a) are reflected in blue type, all of the changes under proposal 2(b) are reflected in green type, all of the changes under proposal 2(c) are reflected in purple type, and all of the proposals under proposal 2(d) are reflected in orange type.

Proposal 2(a): Amend the Company’s Existing Articles of Association to Provide that the Issuance of Preference Shares is Not a Variation of the Rights of the Holders of Ordinary Shares and to Make a Related Clarifying Change and Amend the Company’s Existing Memorandum of Association to Make a Related Clarifying Change.

Under Paragraph 6 of the Existing Memorandum of Association and Article V of the Existing Articles of Association, the Company is currently authorized to issue preference shares in addition to the currently outstanding ordinary shares; these provisions provide for the issuance of any authorized shares with or without preference, priority or other special privilege. Under Cayman Islands law, however, the issuance of a specific series or class of preference shares could be deemed a variation of the rights of the holders of the existing ordinary shares because of the preferences the new preference shares would have over the existing ordinary shares. If the issuance of a series or class preference shares is deemed a variation of the rights of the holders of another class of existing shares, approval of the holders of those shares would be required under Cayman Islands law before the preference shares could be issued. The proposed change to Section 6.2 of the Existing Articles of Association provides that the issuance of preference shares will not be deemed a variation of the rights of the holders of Ordinary Shares, and accordingly that no shareholder vote is required under Cayman Islands law for the future issuance of preference shares.

The proposed changes to Section 6.2 of the Existing Articles of Association also provide that the rights of holders of shares of any class or series of shares issued with preferred or other rights shall not, unless expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking prior thereto.

If these proposed amendments are approved, the Board will have the power to issue preference shares from time to time in one or more series for such consideration and with such rights, privileges and preferences as the Board may determine without seeking shareholder approval unless required by applicable law or rules of any stock exchange on which the Company’s securities are listed. The Board will continue to have the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation, preferences and conversion rights, and other rights and obligations, for any series of preferred shares issued in the future.

The Board’s ability to authorize preference shares provides a convenient vehicle for mergers and acquisitions, financings, and other corporate opportunities. Requiring the shareholders to meet and approve each separate issuance of a class of preference shares would be time-consuming and costly, particularly in those instances when the number of shares to be issued may be small in relation to the total capital of the Company. Moreover, the delay involved in seeking shareholder approval could, in many instances, deprive the Company of opportunities otherwise available.

There are currently no preference shares outstanding, and the Board has no immediate intention to enter into any negotiations, agreements or understandings with respect to the issuance of preference shares, but considers it advisable and in the best interests of the Company to have such shares authorized and available for issuance, without the need for shareholder approval, to meet future requirements if and when the need arises.

The issuance of preference shares could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for the Board to endeavor to impede the attempt by issuing preference shares, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for the Company’s shareholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take over control of the Company, and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

The Company’s Existing Articles of Association contain provisions that may be considered to have an anti-takeover effect. These provisions include those providing for (1) a classified board of directors, (2) the ability of the board of directors to enlarge the board and fill the vacancies until the next general meeting of shareholders, (3) advance notice procedures with respect to shareholder proposals and nominations of directors at shareholder meetings and (4) the inability of shareholders to take action by written consent.

In addition to the proposed changes to Section 6.2 of the Articles of Association discussed above, a related clarifying change to Paragraph 6 of the Existing Memorandum of Association is proposed to eliminate potential confusion. Paragraph 6 of the Existing Memorandum of Association provides that the authorized share capital of the Company is 600 million Ordinary Shares, but does not define Ordinary Shares and goes on to provide that the Company has the power to issue any of its authorized shares with or without preference, priority or other special privilege and to expressly contemplate that such shares may include preference shares. As such, the shares authorized by Paragraph 6 of the Memorandum of Association are not limited to Ordinary Shares, as that term is defined in the Articles of Association, and the term “shares” is more appropriate and would eliminate potential confusion. Accordingly, the changes proposed include changing the reference in Paragraph 6 of the Memorandum of Association from “Ordinary Shares” to “shares.”

An additional related clarifying change is proposed in the form of the addition of Section 17.1(g) to the Articles of Association. This proposed section would clarify that applicable provisions of the Articles of Association regarding the election of directors are subject to the rights of any class or series of shares having rights to elect directors voting separately as a class. As discussed above, the Board of Directors is authorized to fix the voting rights of preference shares. The provisions of Section 17.1 of the Existing Articles of Association, however, do not adequately clarify how director election matters should be addressed where more than one class or series of shares has rights with respect to the election of directors. The addition of proposed Section 17.1(g) would provide this clarification.

The following special resolutions, which will be presented to the Annual General Meeting of Shareholders, will amend the Company’s Existing Articles of Association to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and amend the Company’s Existing Memorandum of Association to make related clarifying changes.

RESOLVE by way of special resolution:

(a) THAT the modifications to the Articles of Association indicated in blue type in Appendix C be approved and adopted; and

(b) THAT the modifications to the Memorandum of Association indicated in blue type in Appendix D be approved and adopted.

Proposal 2(b) Amend the Existing Articles of Association to Increase the Company’s Flexibility in Repurchasing Its Shares.

The Board of Directors proposes to amend Section 7.1 of the Existing Articles of Association to increase the Company’s flexibility as to the price at which the Company may repurchase its shares and as to arrangements it may enter into providing for share repurchases. The proposed changes to the Company’s Articles of Association would provide the Company the ability to enter into agreements to repurchase shares at a future date at pre-determined prices and to otherwise repurchase shares with more flexibility as to pricing.

The Companies Law of the Cayman Islands provides that a company may repurchase its own shares without shareholder approval if the company’s articles of association specify the “manner of purchase.” In the Existing Articles of Association, that requirement is met through the provisions of current Section 7.1. However, the Board believes these existing provisions are unnecessarily restrictive with respect to the price the Company is permitted to pay for the shares it repurchases and unduly limits the types of arrangements the Company may enter into providing for share repurchases.

The existing provisions of Section 7.1 provide that the repurchase price cannot be greater than the “existing market price” at the time of the repurchase. This “existing market price”, sometimes referred to herein as the reference price, is currently defined as a price determined by the Board of Directors by reference to the closing prices on the principal exchange or market for the shares over a period of not less than one and not more than ten consecutive trading days ending not more than three trading days prior to the repurchase date. This provision does not permit the reference price to be based on trading prices during the trading day, even on the day of purchase. As a result, the Company’s ability to make share repurchases under an open-market share repurchase program may be hampered. In this regard, in March 2006, the Board of Directors authorized the repurchase of up to $2 billion of ordinary shares from time to time. However, under the existing provisions of Section 7.1, if the closing market price increases over successive trading days, the Company is not permitted to make repurchases, because each day’s trading price is higher than the closing price for the preceding days. The existing provisions also do not permit the Board of Directors to authorize any premium over the market price, which would often be required in a tender offer or could be desirable in other circumstances when in the best interests of the Company.

The existing provisions of Section 7.1 also severely restrict the ability of the Company to enter into any agreement for the repurchase of shares in the future at a pre-determined price, since the reference price must be based on the trading market not more than thirteen trading days prior to any repurchase. As a result, the existing provisions effectively prohibit the Company from entering into many customary types of share repurchase arrangements, including making repurchases of shares at a future date at a pre-determined price, which may be advantageous for the Company. The Company believes the existing provisions have unduly limited its use of put options and other tools in its open market share repurchase program.

The proposed changes to Section 7.1 are intended to provide for substantially more flexibility in the determination of share repurchase prices, while still providing for a limit on the repurchase price. Under the proposed provisions, the price limitation is generally determined by reference to trading prices around a “Relevant Time,” instead of being limited to market prices at the time of purchase. With respect to any purchase of shares, the Relevant Times may be any of the following: the time the purchase is effected; in the case of an agreement or derivative instrument to purchase the shares, including a market purchase with a later settlement, the time the agreement or instrument is entered into; and in the case of a tender offer, the time the tender offer price is established, the time shares are accepted for payment or the time of payment for the shares. Under the proposal, the purchase price (before commissions) may not exceed 125% of the greater of (i) the highest reported bid or last reported transaction price at the Relevant Time or (ii) highest reported sales price during the prior twenty consecutive trading days up to and including any Relevant Time. In the case of shares other than Ordinary Shares, the repurchase price could also be up to 125% of the original per share issue price.

The Board of Directors also proposes to amend Section 7.1 of the Existing Articles of Association so that the provisions in the Articles of Association regarding the Company’s authority to repurchase shares apply to the repurchase of shares of any series. The Existing Articles of Association do not provide for the repurchase by the Company of any class or series of shares other than Ordinary Shares and as such, currently no repurchase of shares other than Ordinary Shares, even pursuant to the terms of the shares, is permitted without shareholder approval.

The following special resolution, which will be presented to the Annual General Meeting of Shareholders, will amend the Existing Articles of Association to increase the Company’s Flexibility in Repurchasing Its Shares.

RESOLVE by way of special resolution that the modifications to the Articles of Association indicated in green type in Appendix C be approved and adopted.

Proposal 2(c) Amend the Existing Articles of Association to Delete Obsolete Provisions Relating to Kuwait Petroleum Corporation and Its Affiliates.

Kuwait Petroleum Corporation was previously a significant shareholder of the Company through its wholly-owned subsidiary, SFIC Holdings (Cayman), Inc. Under the terms of our Existing Articles of Association and an Intercompany Agreement with KPC and SFIC Holdings, SFIC Holdings had the right to designate a certain number of director designees to our Board and was also provided certain registration rights, access to information and special consent provisions. In April and December 2005, the Company conducted underwritten public offerings of its ordinary shares and used the proceeds to repurchase all of the shares owned by KPC. For additional discussion of these transactions, see “Certain Relationships and Related Transactions.” As Kuwait Petroleum Corporation no longer holds any shares of the Company and all of its director designees have resigned from the Board of Directors, the provisions in the Existing Articles of Association respecting KPC are now superfluous. Deleting those provisions simplifies the Articles of Association and enhances readability.

The changes proposed to the Existing Articles of Association consist of the deletion of Section 18.8, Article XXXIII, and Article XXXV, as well as of unnecessary defined terms in Section 1.1. In addition, changes to Sections 15.1, 19.1 and 21.1 and to former Article XXXIV (Article XXXIII in the proposed amended and restated Articles of Association) are proposed to effect the deletion of superfluous provisions.

The following special resolutions, which will be presented to the Annual General Meeting of Shareholders, will amend the Existing Articles of Association to delete Obsolete Provisions Relating to Kuwait Petroleum Corporation and Its Affiliates.

RESOLVE by way of special resolution that the modifications to the Articles of Association indicated in purple type in Appendix C be approved and adopted.

Proposal 2(d) Amend the Existing Memorandum of Association and the Existing Articles of Association to Clarify and Update and Make Minor Changes to Certain Provisions.

The Company also proposes to make various miscellaneous changes to the Existing Memorandum of Association and the Existing Articles of Association. Some of these changes are to simplify or modernize provisions slightly or to make the provisions more flexible. Other changes are to clarify certain provisions, enhance readability or to eliminate obsolete provisions. The tables below set forth the proposed changes, the sections to the Existing Articles of Association or Memorandum of Association to be changed and a brief statement of the rationale for each change.

Changes	Sections of Articles of Association Affected	Reasons for Change
Permit the Company to issue fractional shares.	Section 1.1 (definition of “shares”), 4.1, 5.1, and 9.1.	The Existing Articles of Association currently do not permit the issuance of fractional shares. The change provides the Company flexibility to issue fractional shares if desired, although the Company has no current plans to do so.

Permit the Company to issue uncertificated shares.	Sections 2.1, 2.2, 2.3, and 8.1.	The Existing Articles of Association require the Company to issue certificates for its shares. The change provides the Company the flexibility to issue uncertificated shares if desired, although the Company has no current plans to do so.

Provide that shares in the Company belonging to the Company or to an entity controlled by the Company, other than those held in a fiduciary capacity, are not entitled to vote and are not counted for quorum purposes.	Addition of Section 15.13.	The Company does not intend to vote Company shares that it or entities controlled by it hold; accordingly, such shares should not have voting rights or be counted for the purpose of determining a quorum. The proposed changes also conform the Articles of Association to the relevant provisions of the Delaware General Corporation Law, the most common law governing public corporations in the United States.

Provide that Board committees may consist of as few as one director and provide that a majority of the members of a committee of the Board constitute a quorum.	Section 19.1.	As a protection to Kuwait Petroleum Corporation, the Existing Articles of Association were drafted to provide that the committees of the Board must have at least three members, and three members must be present for a quorum. The Board believes provisions are unusual and unduly burdensome. The changed provisions provide flexibility to the Board in determining the size of the committees, and the majority quorum is the most common and workable committee quorum. The proposed changes also conform the

Changes	Sections of Articles of Association Affected	Reasons for Change
Articles of Association to the relevant provisions of the Delaware General Corporation Law, the most common law of public corporations in the United States.

Eliminate overly detailed provisions regarding the standing Board committees and their functions.	Deletion of section 19.2.	In light of the extremely detailed requirements of the New York Stock Exchange as to the audit, compensation and nominating and governance committees, there is no benefit to having such provisions in the Articles of Association. Such provisions may become outdated or inconsistent with other legal or regulatory requirements. Currently, the Board is not required to have an executive committee; the Board believes whether or not to do so should be at the discretion of the Board.

Clarify and modernize provisions regarding proceeding of directors.	Section 20.2.	The changes clarify that no notice of regularly scheduled Board meetings is required, reduces the notice required for special meeting from 48 to 24 hours, and permits notice of special meeting to be made by e-mail. These changes increase the Board’s ability to be responsive. The reduced notice time is sufficient given the Company’s increased ability to communicate with directors afforded by e-mail and mobile phones.

Other Non-substantive Changes

Changes	Sections Affected	Reasons for Change
Addition of Table of Contents.	Articles of Association	Added for ease of reference.

Update cross-references to current edition of Cayman Islands Companies Law.	Throughout Memorandum and Articles of Association	Since Articles are being amended and restated, cross-references should be changed to reference contemporaneous Cayman Islands Companies Law.

Clarify that officers’ signatures on share certificates may be by facsimile.	Section 2.1 of the Articles of Association	Conform to customary provisions.

Clarify and eliminate obsolete provisions regarding appointment of officers.	Section 24.1 of the Articles of Association	Changes clarify that the Board may appoint officers in addition to those specified and that officers

Changes	Sections Affected	Reasons for Change
are appointed and not elected. A provision that was applicable only until November 20, 2004 is deleted.

Update reference to registered office in Caymans Islands.	Paragraph 2 of Memorandum of Association	Update reference to reflect current registered office information.

The following special resolutions, which will be presented to the Annual General Meeting of Shareholders, will amend the Existing Memorandum of Association and Existing Articles of Association to Clarify and Update and Make Minor Changes to Certain Provisions.

RESOLVE by way of special resolution:

(a) THAT the modifications to the Articles of Association indicated in orange type in Appendix C be approved and adopted; and

(b) THAT the modifications to the Memorandum of Association indicated in orange type in Appendix D be approved and adopted.

Proposal 2(e) Amend and Restate the Existing Memorandum of Association and the Existing Articles of Association to Incorporate all Previous Amendments Thereto.

If proposals 2(a), (b), (c) and (d) are adopted by the Company’s shareholders, then the Existing Articles of Association and Memorandum of Association will be amended and restated to read as set forth in Appendix C and Appendix D to this proxy statement. If any of the proposals are not adopted, then the Articles of Association and Memorandum of Association will be amended to reflect only those proposals that are adopted.

The following special resolution, which will be presented to the Annual General Meeting of Shareholders, will amend and Restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto:

RESOLVE by way of special resolution that the Memorandum and Articles of Association be amended and restated to incorporate all of the amendments thereto adopted by way of special resolution on June 9, 2004 and at the Annual General Meeting of the Company held on May 23, 2006.

Requisite Vote. The vote required for each of the special resolutions to amend the Existing Articles of Incorporation and the Existing Memorandum of Association is two-thirds of the total votes cast at the meeting. The Board of Directors recommends a vote “FOR” approval of special resolutions to amend the Company’s Amended and Restated Articles of Association to: (a) amend the Company’s Existing Articles of Association to provide that the issuance of preference shares or of rights to purchase preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Existing Memorandum of Association to make a related clarifying change; (b) amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares; (c) amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates; (d) amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and (e) amend and Restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto.

3. RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditor for the Company and its subsidiaries for the year ending December 31, 2006, subject to ratification by the shareholders. Accordingly, the Committee seeks shareholder ratification of the appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2006 Annual General Meeting of Shareholders to make a statement if they desire to do so and to respond to appropriate questions.

Requisite Vote. The vote required for ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor is a majority of the votes cast. The Audit Committee recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company and its subsidiaries for the year ending December 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kuwait Petroleum Corporation

During 2005, GlobalSantaFe repurchased all of the 43,500,000 ordinary shares held by SFIC Holdings (Cayman), Inc., a wholly-owned subsidiary of Kuwait Petroleum Corporation. On April 20, 2005, the Company issued 23,500,000 ordinary shares in an underwritten public offering at an aggregate price, net of underwriting discount, of approximately $799.5 million ($34.02 per share), and concurrently repurchased an equal number of shares from SFIC Holdings at a price per share equal to the net proceeds per share that the Company received from the offering. Costs of the offering and share repurchase were paid by the Company. On December 19, 2005, GlobalSantaFe issued 20,000,000 ordinary shares in an underwritten public offering at an aggregate price, net of underwriting discount, of approximately $977.1 million ($48.86 per share), and concurrently repurchased an equal number of shares from SFIC Holdings at a price per share equal to the net proceeds per share that the Company received from the offering. Costs of the offering and share repurchase were paid by the Company, except SFIC Holdings paid the fees and legal expenses of its counsel for the period of September 1, 2005, through December 12, 2005, associated with the offering and share repurchase and reimbursed the Company approximately $121,000 for certain costs relating to the offering

The Company paid agency fees to a subsidiary of Kuwait Petroleum Corporation of approximately $34,000 during the year ended December 31, 2005. The Company had accounts receivable from Kuwait Petroleum Corporation affiliated companies of $100,000 at December 31, 2005.

OTHER MATTERS

Compensation Committee Interlocks and Insider Participation

Two of the present members of the Compensation Committee of the Board of Directors (Mrs. Suggs and Mr. Muller) served as members of the Committee during all of 2005, and a former member (Mr. Solarz) served as a member of the Committee during all of 2005 up until December 20, 2005, when he rotated off the Committee and was replaced by the third present member (Mr. George). No current or former officer or employee of the Company serves on the Company’s Compensation Committee or served on that committee at any time during 2005 or any prior year.

Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s ordinary shares, to file initial reports of ownership and reports of changes in ownership of the Company’s equity securities with the Securities and Exchange Commission. Based solely on a review of such reports furnished to the Company and written representations that no report on Form 5 was required for 2005, the Company believes that no director, officer or beneficial owner of more than ten percent of the ordinary shares failed to file a report on a timely basis during 2005, except for one Form 4 filing on behalf of Mr. Robert E. Rose reporting two non-employee director stock-based grants, which was filed late due to an administrative oversight by the Company.

Solicitation

The cost of this proxy solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, telephone and facsimile. The Company has arranged for Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to solicit proxies in such manner at a cost of $10,000 plus out-of-pocket expenses. Proxies may also be solicited personally by directors, officers, and other employees of the Company in the ordinary course of business and at nominal cost. Proxy materials will be provided for distribution through brokers, custodians, and other nominees or fiduciaries to owners of ordinary shares. The Company expects to reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

Shareholders’ Proposals

The U.S. federal securities laws provide each shareholder with a limited right to propose for inclusion in the Company’s proxy statement a single proposal for action to be taken at the annual general meeting. Proposals intended to be presented at the annual general meeting to be held in 2007 and otherwise eligible must be directed to the Company’s Secretary at 15375 Memorial Drive, Houston, Texas 77079-4101, and must be received no later than December 12, 2006.

If a shareholder desires to bring a matter before an annual general meeting and the matter is not eligible or is not timely submitted for inclusion in the Company’s proxy statement, or if the stockholder desires to nominate a person to be a director, the shareholder must follow the procedures outlined in the Company’s Articles of Association. The Articles of Association require timely notice in writing of the matter or nomination, and receipt of the written notice by the Company’s Secretary not later than the close of business on the 90th day prior to the anniversary of the originally scheduled date of the preceding year’s annual general meeting. The deadline for delivery and receipt of such notices for the 2006 Annual General Meeting of Shareholders was the close of business on March 9, 2006, and the deadline for delivery and receipt of such notices for the 2007 Annual General Meeting of Shareholders is the close of business on February 22, 2007. A copy of the Company’s Articles of Association is available upon request from the Company’s Secretary at 15375 Memorial Drive, Houston, Texas 77079-4101.

Other Matters to be Presented

The Company has not been notified of and the Board of Directors does not know of any other matters to be presented for action at the 2006 Annual General Meeting of Shareholders. If any other matters should properly come before the Annual General Meeting, the proxy holders intend to vote on such matters in accordance with their best judgment.

GLOBALSANTAFE CORPORATION

By	ALEXANDER A. KREZEL
Secretary

Houston, Texas

April 11, 2006

Appendix A

DIRECTOR INDEPENDENCE STANDARDS

Pursuant to the New York Stock Exchange Corporate Governance Rules, a majority of the Board of Directors (“Board”) of GlobalSantaFe Corporation (the “Company”) must be independent. No director will be deemed independent unless the Board affirmatively determines that the director has no material relationship with the Company, either directly or as an officer, shareholder or partner of an organization that has a relationship with the Company. The Board will observe and comply with all additional criteria for independence established by the New York Stock Exchange and other governing laws and regulations.

To assist it in its determinations of director independence, the Board has established the following standards to apply when assessing the independence of a director and the materiality of a director’s relationship with the Company:

A. A director will not be independent if, within the preceding three years:

•	the director was employed by the Company or any of its direct or indirect subsidiaries or affiliates;

•	an immediate family member of the director was employed by the Company as an executive officer;

•	the director was employed by or affiliated with the Company’s present or former independent auditors;

•	an immediate family member of the director was affiliated with or employed in a professional capacity by the Company’s present or former independent auditors;

•	the director was employed, or an immediate family member of the director was employed as an executive officer of another company where any of the Company’s present executives served on its compensation committee;

•	the director, or an immediate family member of the director, received more than $100,000 per year in direct compensation from the Company, other than director and committee fees; or

•	the director of the Company was an executive officer or an employee, or an immediate family member of the director was an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (a) $1,000,000, or (b) 2% of such other company’s consolidated gross revenues.

B. The following commercial or charitable relationship will not be considered to be material relationships that would impair a director’s independence:

•	if a director of the Company is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, does not exceed the greater of (a) $1,000,000 or (b) 2% of such other company’s consolidated gross revenues;

•	if a director of the Company is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness is less than 2% of the consolidated assets of the company wherein the director serves as an executive officer;

•	if the director is an executive officer of another company in which the Company owns a common stock interest, and the amount of the common stock interest is less than 5% of the total shareholders equity of the company where the director serves as an executive officer; or

•	if a director of the Company serves as an officer of a charitable organization, and the Company’s contributions to the organization in any single fiscal year are less than the greater of (a) $1,000,000 or (b) 2% of that organization’s gross revenues.

A-1

C. For relationships not covered by Section B above, the determination of whether the relationship is material or not, and whether the director would be independent, shall be made by the directors who satisfy the independence guidelines set forth in Sections A and B above. The Company will explain in its proxy statement any Board determination that a relationship was immaterial in the event that it did not meet the categorical standards of immateriality set forth in Section B above.

Members of the Audit Committee of the Board are subject to heightened standards of independence, as provided for within the Audit Committee charter.

A-2

Appendix B

Charter of the Audit Committee

of the Board of Directors of GlobalSantaFe Corporation

PURPOSE

The primary purpose of the Audit Committee (the “ Committee”) of the Board of Directors (the “Board”) of GlobalSantaFe Corporation is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the financial reporting process of GlobalSantaFe Corporation and its subsidiaries (collectively, the “Company”). Such assistance includes oversight by the Committee of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the Company’s programs for compliance with its business conduct and conflict of interest policies as established by management and the Board.

MEMBERSHIP

Each member of the Committee shall be independent and qualified under standards established by applicable law and/or stock exchange listing standards. At least one member of the Committee shall be a “financial expert” as defined by applicable law, and determined by the Board as a whole. All members of the Audit Committee shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. No director who serves on the audit committees of more than two other public companies may serve on the Audit Committee, unless the Board determines that such simultaneous service will not impair the ability of such director to effectively serve on the Audit Committee. Except in any such member’s capacity as a member of the Audit Committee, the Board of Directors, or any other board committee, no member shall accept any consulting, advisory or other compensatory fee from the Company, or be an affiliated person (or designee of an affiliated person) of the Company or any subsidiary thereof. Each member of the Committee shall be appointed as a member by the Board of Directors, which shall also designate one member as Committee chairman and may also remove any or all members of the Committee in its discretion at any time.

POWERS

The Committee shall have and may exercise all the powers of the Board, except as may be prohibited by law, with respect to all matters encompassed by this Charter.

The Company’s independent auditor is responsible to the Committee and ultimately to the Board. The Committee shall have the authority and responsibility to select, appoint, evaluate and, where appropriate, replace the outside auditor. In addition, the Committee, subject to any action that may be taken by the full Board, shall recommend stockholder ratification of the appointment of the outside auditor. The Committee shall also have the power to review and confirm management’s appointment, termination or replacement of the Company’s Director of Auditing, as well as the department’s annual internal audit plan, budget and staffing.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Committee shall also have the authority to request members of management, the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee is, without limiting the foregoing, expressly authorized to have the Company’s independent auditors perform such supplemental reviews or audits as it deems necessary or appropriate.

RESPONSIBILITIES

Consistent with the fact that the Committee’s primary responsibility is one of oversight, it is recognized that the Company’s management is responsible for preparing the Company’s financial statements and that the Company’s outside auditors are responsible for auditing those financial statements. Additionally, it is recognized that the Committee relies on the Company’s financial management, including the internal audit staff, and the Company’s outside auditors, and that in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

A. Engagement of Outside Auditors. The Committee shall appoint, replace, compensate and oversee the work of a firm of independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of auditing the financial statements of the Company and preparing or issuing an audit report or performing other audit, review or attest services for the Company. The firm of independent auditors shall report directly to the Committee.

B. Review of Fees and Approval of Audit and Non-Audit Services of Independent Auditors. The Committee shall review the fees proposed for the coming year and approve in advance all audit and non-audit services to be performed by the independent auditors, however, in accordance with and as defined by applicable law, in no event shall the non-audit services include (1) bookkeeping or other services relating to the accounting records or financial statements of the Company, (2) financial information system design and implementation, (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports, (4) actuarial services, (5) internal audit outsourcing services, (6) management functions or human resources, (7) legal services and expert services unrelated to the audit, and (9) any other service that the Board determines, by regulation, is impermissible. The foregoing approval of non-audit services is subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which are approved by the Committee prior to completion of the audit.

C. Determination of Compensation Amounts for Advisors. The Committee shall determine for the Company the amount of compensation to independent counsel and other advisors necessary for the Committee to carry out its duties.

D. Review of Annual Reports. The Committee shall meet, as a whole or through the Committee chair, and review with management and the outside auditors the audited financial statements to be included in the Company’s Annual Report to Stockholders and Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61. The Committee shall also review with management and the outside auditors the M, D&A included in the Form 10-K.

E. Review of Quarterly Reports. The Committee shall meet, as a whole or through the Committee chair, and review with management and the outside auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, which meeting and review will occur prior to the Company’s filing of each Quarterly Report on Form 10-Q. The Committee shall also review with management and the outside auditors the M, D&A included in the Form 10-Q.

F. Review of Earnings Releases, and Financial Information and Earnings Guidance Provided to Analysts and Rating Agencies. The Committee shall review with management the Company’s quarterly and annual earnings releases prior to their issuance, and shall review and discuss financial information and earnings guidance provided to analysts and rating agencies.

G. Audits by Independent and Internal Auditors. The Committee shall review annually the scope of audit activities of both the independent auditors and the internal audit staff, including a review of risk assessment strategies and risk management.

H. Meetings with Independent and Internal Auditors and Management. The Committee shall meet separately and periodically with the independent auditors, the internal audit staff and management with respect to the status and results of their activities including, without limitation, with respect to the independent auditors (1) any audit problems and management’s response thereto, (2) all critical accounting policies and practices used, (3) all alternative treatments of financial information within generally accepted accounting principles discussed with management, including ramifications with respect thereto and the treatment preferred by the independent auditors, and (4) other material written communications between the independent auditors and management.

I. Operation of the Committee. The Committee shall meet in conjunction with each regularly scheduled meeting of the Board of Directors and at such other times as may be determined by the Committee or its Chairman, and report regularly to the Board.

J. Internal Auditors Access to the Board, Audit Committee and Management. The Committee shall ensure that the internal audit function is structured in a manner that permits the internal audit staff to have full and unrestricted access to the Board, the Audit Committee, management, and the Company’s records, personnel and physical properties relevant to the fulfillment of its duties.

K. Review of Internal Auditors’ Qualifications and Quality Control. The Committee shall annually review the experience and qualifications of the senior members of the internal audit staff and the quality control procedures of the internal auditors.

L. Review and Approve Internal Control Reports. The Committee shall review and approve the internal control reports to be included in the annual report, which shall provide that it is the responsibility of management to establish and maintain an adequate internal control structure and procedures for financial reporting, and contain an assessment of the effectiveness of such structure and procedures as of the end of the most recent fiscal year.

M. Review of Disclosure Controls and Procedures. The Committee shall review with the Chief Executive Officer, the Chief Financial Officer and the General Counsel, the Company’s disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures including any significant deficiencies in, or material non-compliance with, such controls and procedures.

N. Determination of Independence of Independent Auditors. The Committee shall request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence, and recommend that the Board take appropriate action in response to the outside auditor’s report to satisfy itself of the auditor’s independence.

O. Determination as to Performance of Independent Auditors. The Committee shall annually review a report by the independent auditor, which sets forth (1) the firm’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (3) (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

P. Review of Legal and Regulatory Compliance. The Committee shall periodically review with management, including the General Counsel, and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s Code of Business Conduct. The Committee shall also meet periodically and separately with the General Counsel and other appropriate legal staff to review material legal affairs of the Company and the Company’s compliance with applicable law and listing standards.

Q. Preparation of Report for Proxy Statement. The Committee shall produce the Audit Committee Report that the Securities and Exchange Commission Rules required to be included in the Company’s annual proxy statement.

R. Establishment of “Whistleblowing” Procedures. The Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

S. Monitor Succession Planning. The Committee shall monitor management’s succession planning for the financial management and internal audit functions.

T. Hiring of Former Audit Team Members. The Committee will disseminate the following hiring policy to the Company’s management: “The Company shall not employ, in a financial oversight role, any former member of an audit engagement team engaged by the Company or the Audit Committee unless the individual has not been a member of the audit engagement team during the one year period preceding the initiation of the audit.”

U. Review Codes of Conduct. The Committee shall review codes of conduct applicable to directors, officers and employees of the Company and its subsidiaries.

V. Delegation. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

W. Other Delegated Responsibilities. The Committee shall also carry out such other duties that may be delegated to it by the Board from time to time.

The Committee may undertake such other and further functions and activities as it shall determine are consistent with fulfillment of its oversight responsibilities.

ANNUAL EVALUATION

A performance evaluation of the Committee will be conducted at least annually by the Board of Directors or such committee of the Board of Directors as the Board may designate to conduct the evaluation.

REVIEW AND AMENDMENT

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter may be amended only by the Board.

This Charter was adopted by the

Board of Directors of

GlobalSantaFe Corporation on

March 2, 2004, and revised

March 3, 2006.

Appendix C

THE COMPANIES LAW (~~2001 SECOND~~2004 REVISION)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

GLOBALSANTAFE CORPORATION

(Adopted by Special Resolution of the

Shareholders ~~effective November 20, 2001~~on May 23, 2006)

C-1

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

GLOBALSANTAFE CORPORATION

I.	INTERPRETATION	1

II.	CERTIFICATES FOR SHARES	3

III.	ISSUE OF SHARES	3

IV.	ORDINARY SHARES	3

V.	OTHER CLASSES OR SERIES OF SHARES	4

VI.	VARIATION OF RIGHTS OF SHARES	5

VII.	REPURCHASE OF SHARES	5

VIII.	TRANSFER OF SHARES	6

IX.	NON-RECOGNITION OF TRUSTS OR OTHER EQUITABLE OWNERSHIP	6

X.	TRANSMISSION OF SHARES	7

XI.	AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION, CHANGE OF LOCATION OR REGISTERED OFFICE & ALTERATION OF CAPITAL	7

XII.	CLOSING REGISTER OF SHAREHOLDERS OR FIXING RECORD DATE	8

XIII.	GENERAL MEETING	8

XIV.	NOTICE OF GENERAL MEETINGS	8

XV.	PROCEEDINGS AT GENERAL MEETINGS	9

XVI.	PROXIES	11

XVII.	DIRECTORS	11

XVIII.	POWERS AND DUTIES OF DIRECTORS	13

XIX.	COMMITTEES	14

XX.	PROCEEDINGS OF DIRECTORS	16

XXI.	VACATION OF OFFICE OF DIRECTOR	17

XXII.	CERTAIN BUSINESS COMBINATIONS	17

XXIII.	SEAL	17

XXIV.	OFFICERS	18

XXV.	DIVIDENDS	18

XXVI.	CAPITALIZATION	19

XXVII.	INDEMNITY AND LIMITATION OF LIABILITY	19

XXVIII.	BOOKS AND RECORDS	20

XXIX.	WINDING UP	20

XXX.	DEREGISTRATION	20

XXXI.	FISCAL YEAR	20

XXXII.	NOTICES	20

XXXIII.	TRANSACTIONS WITH RELATED ENTITIES	23

XXXIV.	AMENDMENTS OF ARTICLES	25

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THE COMPANIES LAW (~~2001 SECOND~~2004 REVISION)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

GLOBALSANTAFE CORPORATION

(Adopted by Special Resolution of the

Shareholders ~~effective November 20, 2001)~~on May 23, 2006)

I. INTERPRETATION

1.1 The Regulations or Articles contained or incorporated in Table “A” in the First Schedule to the Statute shall not apply to this Company and the following Articles shall comprise the Articles of Association of the Company. Unless there be something in the subject or context inconsistent therewith,

“Articles” means these Amended and Restated Articles of Association as originally framed or as from time to time amended.

“Board of Directors” or “Board” means the Board of Directors of the Company, comprised of Directors holding office from time to time.

“Company” means GlobalSantaFe Corporation.

“Directors” means the directors for the time being of the Company.

“dividend” includes share dividend.

~~“Effective Time” shall mean the effective time of the merger contemplated by the Agreement and Plan of Merger among Santa Fe International Corporation, Silver Sub, Inc., Gold Merger Sub, Inc. and Global Marine Inc. dated as of August 31, 2001.~~

“Electronic” has the same meaning as in the Electronic Transactions Law (2003 Revision) of the Cayman Islands.

“Electronic Record” has the same meaning as in the Electronic Transactions Law (2003 Revision) of the Cayman Islands.

“holder” in relation to any shares means the Shareholder whose name is entered in the Register as the holder of such shares.

~~“Independent Director” means a Director who is not a current or former, (i) director, officer, employee or affiliate of any member of the KPC Affiliated Group or (ii) officer or employee of the Company or any of its subsidiaries.~~

“Memorandum” means the Amended and Restated Memorandum of Association of the Company, as the same may be amended from time to time.

~~“Merger Agreement” means the Agreement and Plan of Merger among Santa Fe International Corporation, Silver Sub, Inc., Gold Merger Sub, Inc. and Global Marine Inc., dated as of August 31, 2001.~~

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“Month” means calendar month.

“Ordinary Resolution” means a resolution passed by a simple majority of the votes cast by Shareholders being entitled to vote and present in person or by proxy at a general meeting.

“Ordinary Shares” has the meaning ascribed to it in Article III.

“Outstanding Voting Stock” means the shares of Voting Stock issued and outstanding from time to time, and shall not include shares of Voting Stock held by the Company or any subsidiary of the Company.

“Paid-up” means paid-up and/or credited as paid-up.

“Register” means the Register of Shareholders of the Company as maintained in accordance with Section 40 of the Statute.

“Registered Office” means the registered office for the time being of the Company.

“seal” means the common seal of the Company and includes every official seal.

“Secretary” means the secretary of the Company and includes an Assistant Secretary and any person appointed to perform the duties of Secretary of the Company.

“shares” means any Ordinary Shares or other shares issued in the capital of the Company and includes a fraction of a share.

“share dividend” means a distribution of shares in lieu of payment of a dividend in cash.

“Shareholder” has the meaning ascribed to the term “member” in Section 38 of the Statute.

“Special Resolution” has the same meaning as in the Statute.

~~“Specified Period” means the period of time commencing at the Effective Time and terminating upon the later of the date on which the members of the KPC Affiliated Group shall cease to own, in the aggregate, at least ten percent (10%), (i) of the voting power of the Outstanding Voting Stock or (ii) of all the outstanding Ordinary Shares.~~

~~“~~Statute” means the Companies Law (~~2001 Second~~2004 Revision) of the Cayman Islands as amended and every statutory modification or re-enactment thereof for the time being in force.

“Voting Stock” means all shares and other securities issued by the Company having the ordinary power to vote in the election of directors of the Company, other than securities having such power only upon the occurrence of a default or any other extraordinary contingency.

“written” and “in writing” includes all modes of representing or reproducing words in visible form, including in the form of an Electronic Record.

In these Articles, Section 8 of the Electronic Transactions Law (2003 Revision) of the Cayman Islands shall not apply. ~~For the purposes of this Article I, the members of the KPC Affiliated Group shall have the meaning set forth in Article XXXIII.~~

Words importing the singular number shall also include the plural number and vice-versa.

Words importing the masculine gender shall also include the feminine gender.

Words importing persons shall also include corporations, partnerships, trusts and other entities.

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II. CERTIFICATES FOR SHARES

2.1 Unless the Board of Directors provides that shares shall not be certificated, a Shareholder shall be entitled to a share certificate. Certificates representing shares of the Company, if any, shall be in such form and may bear such legends (reflecting or referring to the terms of issue of the shares thereby represented, or any of these Articles or other relevant matters) as shall be determined by the Board of Directors. Such certificates shall be under seal (which may be a facsimile), signed manually or by facsimile by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Company, countersigned manually or by facsimile by the Secretary or another authorized person, registered in the Register and signed manually or by facsimile by or on behalf of the transfer agent. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Company, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Company, such certificate or certificates may nevertheless be validly issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Company. Certificates for shares shall be in such form as shall be in conformity to law or as may be prescribed from time to time by the Board of Directors. All certificates for shares shall be consecutively numbered or otherwise identified and shall specify the shares to which they relate. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue and whether fully paid, or deemed fully paid or partly paid, shall be entered in the Register of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and cancelled.

2.2 The Company shall maintain, or cause to be maintained, a register of its Shareholders and, unless the Board of Directors provides that Shares shall not be certificated, every person whose name is entered as a Shareholder in the Register shall be entitled without payment to receive within two months after allotment or lodgment of transfer (or within such other period as the conditions of issue shall provide) one certificate for all his shares or several certificates each for one or more of his shares provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate and delivery of a certificate for a share to one of the several joint holders shall be sufficient delivery to all such holders.

2.3 Notwithstanding Section 2.1, if a share certificate be defaced, lost or destroyed, ~~it~~unless the Board of Directors has resolved that share certificates shall not be issued, such share certificate may be renewed on such terms (if any) as to evidence and indemnity and the payment of the expenses incurred by the Company in investigating evidence, as any Director or officer of the Company may prescribe.

III. ISSUE OF SHARES

3.1 The authorized share capital of the Company shall be as set forth in the Memorandum represented by (i) Ordinary Shares of the Company (the “Ordinary Shares”) , with the rights as set forth in Article IV, and (ii) such other classes or series of shares with the respective rights to be determined upon the creation thereof by action of the Board of Directors from time to time in accordance with Article V.

IV. ORDINARY SHARES

4.1 Subject to the provisions of the Articles, all unissued shares for the time being in the capital of the Company shall be at the disposal of the Board of Directors, and the Board of Directors may (subject as aforesaid) allot, issue or grant any option, right, warrant or other security exercisable for, convertible into, or exchangeable for, or otherwise dispose of, the shares (including any fraction of a share) to such persons, on such terms and conditions and at such times as they deem proper.

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4.2 Dividends, whether to be paid in cash or to be satisfied by distributions of property other than cash, will be made or paid (as the case may be) on an equal per share basis (in all material respects) to all holders of Ordinary Shares as of the record date fixed for such dividend.

4.3 No holder of Ordinary Shares or any other shares of the Company (unless otherwise expressly agreed to by the Company) shall, by reason of such holding, have any preemptive or preferential right to subscribe to or purchase any shares of any class or series of any shares of the Company, now or hereafter to be authorized, or any notes, debentures, bonds or other securities, whether or not the issuance of any such shares, notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such holder.

4.4 Upon approval of the Board of Directors, such number of Ordinary Shares, or other shares or securities of the Company, as may be required for such purpose shall be reserved for issuance in connection with any option, right, warrant or other security of the Company or any other person that is exercisable for, convertible into, exchangeable for or otherwise issuable in respect of such Ordinary Shares or other shares or securities of the Company. Without limiting the generality of Section 4.1 or the foregoing, the Board of Directors is expressly authorized and empowered to approve and enter into a rights agreement between the Company and a rights agent pursuant to which rights to purchase shares are granted to the holders of the Ordinary Shares on such terms and for such purposes, including the influencing of takeovers, as the Board of Directors shall in its absolute discretion determine.

4.5 Unless otherwise specified by the Board of Directors, any shares which have been redeemed or repurchased by the Company shall have the status of authorized but unissued shares and may be subsequently issued in accordance with the Memorandum and the Articles.

4.6 The Board of Directors shall have the fullest powers permitted by law to pay all or any redemption or repurchase monies in respect of any shares out of the profits and reserves of the Company, the Company’s share capital and share premium account.

V. OTHER CLASSES OR SERIES OF SHARES

5.1 Subject to Article VI, the Board of Directors is authorized, subject to any limitations prescribed by law, to provide from time to time for the issuance of other classes or series of shares (including any fraction of a share), and in accordance with applicable procedures of the Statute, to establish the characteristics of each class or series including, without limitation, the following:

(a) the number of shares of that class or series, which may subsequently be increased or decreased (but not below the number of shares of that class or series then outstanding) by resolution of the Board of Directors, and the distinctive designation thereof;

(b) the voting powers, full or limited, if any, of the shares of that class or series, including without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues such as mergers, consolidations or sales of assets, or voting rights to be exercised either together with holders of Ordinary Shares as a single class, or independently as a separate class;

(c) the rights in respect of dividends, if any, on the shares of that class or series; the rate at which such dividends shall be payable and/or cumulate, which rate may be determined on factors external to the Company and which dividends may be payable in cash, shares of capital or other securities or property of the Company; whether dividends shall be cumulative and, if so, from which date or dates; the relative rights or priority, if any, of payment of dividends on shares of that class or series; and any limitation, restrictions or conditions on the payment of dividends;

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(d) the relative amounts, and the relative rights or priority, if any, of payment in respect of shares of that class or series, which the holder of the shares of that class or series shall be entitled to receive upon any liquidation, dissolution or winding up of the Company;

(e) any redemption, repurchase, retirement and sinking fund rights, preferences and limitations of that class or series, the amount payable on shares of that class or series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be cumulative or non-cumulative;

(f) the terms, if any, upon which the shares of that class or series shall be convertible into or exchangeable for shares of any other classes, or series, or other securities, whether or not issued by the Company;

(g) the restrictions, limitations and conditions, if any, upon issuance of indebtedness of the Company so long as any shares of that class or series are outstanding; and

(h) any other preferences and relative, participating, optional or other rights and limitations.

VI. VARIATION OF RIGHTS OF SHARES

6.1 (a) If at any time the share capital of the Company is divided into different classes or series of shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of all of the issued shares of that class or series, or with the sanction of a Special Resolution passed at a general meeting with the holders of the shares of that class or series voting separately as a class.

(b) The provisions of the Articles relating to separate general meetings shall apply to every such general meeting of the holders of one class or series of shares, save those provisions set out in Section 13.2(b).

(c) (Class or series meetings and class or series votes may only be called at the direction of the Board of Directors or upon the written request of Shareholders holding an aggregate of at least 25% of the outstanding shares of such class or series of shares of the Company (unless otherwise expressly provided by the terms of issue of the shares of such class or series).

6.2 The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking prior to or pari passu therewith. The rights of the holders of Ordinary Shares shall not be deemed to be varied by the creation or issue of any class or series of shares with preferred or other rights which may be effected by the Board of Directors pursuant to Article V. The rights of the holders of Ordinary Shares shall not be deemed to be varied by the granting of rights to purchase Ordinary Shares to the holders of Ordinary Shares under any rights agreement that may be entered into between the Company and a rights agent in accordance with the provisions of these Articles or the issue of Ordinary Shares pursuant to those rights. The entry into any such rights agreement, the granting of such rights and the issue of Ordinary Shares pursuant to such rights may be effected by the Directors without any consent or vote of the holders of the Ordinary Shares.

VII. REPURCHASE OF ~~ORDINARY~~ SHARES

7.1 (a) Subject to the provisions of the Statute and the Memorandum and Sections 7.1(b) and 7.1(c), the Company may at any time and from time to time purchase the Company’s issued ~~Ordinary Shares~~shares by (i) agreement between the Company and any one or more of its Shareholders holding the ~~Ordinary Shares~~shares to be purchased or any other person, (ii) tender offer ~~to all Shareholders~~ or (iii) purchase on any exchange or market on which the ~~Ordinary Shares are traded, provided always that, in each case, unless~~shares are traded.

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(b) Unless approved by Ordinary Resolution, the purchase price is ~~no greater than the then existing market price as determined by the Directors by reference to the closing prices on the principal exchange or market for the Ordinary Shares for a period of not less than one and not more than ten consecutive trading days ending not more than three trading days before such determination~~(before commissions) for any purchase of shares may be no greater than 125% of the greater of: (i) the highest independent bid or the last transaction price, whichever is higher, quoted or reported pursuant to the consolidated system for any exchange or market on which the shares are traded, at any Relevant Time (as hereinafter defined), (ii) the highest reported sales price on any exchange or market for the shares during the twenty consecutive trading days up to and including (if a trading day) any date on which a Relevant Time occurs or (iii) in the case of shares other than Ordinary Shares, the original per share issue price for shares of that class or series. With respect to any purchase of shares, the Relevant Time(s) are any one or more of the following that apply: the time the purchase is effected; in the case of an agreement or derivative instrument to purchase the shares, including a market-purchase with a later settlement, the time the agreement or instrument is entered into; and in the case of a tender offer, the time the tender offer price is established, the time shares are accepted for payment or the time of payment for the shares.

(c) In the event of a purchase by the Company of its own ~~Ordinary Shares~~shares on any exchange or market on which the ~~Ordinary Shares~~shares are traded, the manner of the purchase shall be in accordance with the rules and regulations of the relevant exchange or market.

VIII. TRANSFER OF SHARES

8.1 Upon surrender to the Company or the transfer agent of the Company of a certificate for shares (if any has been issued) duly endorsed or accompanied by proper evidence of transfer, and otherwise meeting all legal requirements for transfer, it shall be the duty of the Company to cause the issue of a new certificate to the person entitled thereto, cancel the old certificate (if any) and record the transaction in the Register. If shares are not represented by certificates, transfers of shares shall be recorded in the Register upon compliance with such procedures as may be approved by the Board of Directors or prescribed by applicable law. Transfers of shares shall be made on the books of the Company only by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney filed with the Secretary or the transfer agent. The Company shall be entitled to recognize the exclusive right of a person registered in the Register as the owner of shares to receive dividends, and to vote as such owner.

8.2 The holder of any redeemable shares for which the Company has issued a notice of redemption may not transfer such shares, whether or not the Company has yet paid the redemption price to the Shareholder unless otherwise provided (i) by the terms of such shares or (ii) by the Board of Directors in connection with the redemption of such shares.

IX. NON-RECOGNITION OF TRUSTS OR OTHER EQUITABLE OWNERSHIP

9.1 The Company shall not be required to recognize any person as holding any share upon any trust (except the trustee(s) thereof) and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future, or partial interest in any share, or any interest in any fractional part of a share (except with respect to the registered holder of a fractional interests), or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

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X. TRANSMISSION OF SHARES

10.1 In case of the death of a Shareholder who is a natural person, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any shares which had been held by him solely or jointly with other persons.

10.2 (a) Any person becoming entitled to a share by reason of the death or bankruptcy of a Shareholder (or in any way other than by transfer) may, upon such evidence being produced as may from time to time be required by the Board of Directors and subject as hereinafter provided, elect either to be registered himself as holder of the share or to make such transfer of the share to such other person nominated by him as the deceased or bankrupt person could have made and to have such person registered as the transferee thereof, but the Board of Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that Shareholder before his death or bankruptcy as the case may be.

(b) If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

10.3 A person becoming entitled to a share by reason of the death or bankruptcy of the holder (or in any way other than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Shareholder in respect of the share, be entitled in respect of it to exercise any right conferred by share ownership in relation to meetings of the Company; provided, however, that the Board of Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and if the notice is not complied with within ninety days the Board of Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

XI. AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION,

CHANGE OF LOCATION OR REGISTERED OFFICE

& ALTERATION OF CAPITAL

11.1 (a) Subject to and insofar as permitted by the provisions of the Statute, the Company may from time to time by Special Resolution alter or amend the Memorandum and Articles and may by Ordinary Resolution:

(i) increase the share capital by such sum to be divided into shares of such amount or without nominal or par value as the resolution shall prescribe;

(ii) consolidate all or any of its share capital into shares of larger amount than its existing shares;

(iii) by subdivision of its existing shares or any of them divide the whole or any part of its share capital into shares of smaller amount than is fixed by the Memorandum; and

(iv) cancel any shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person.

(b) All new shares created hereunder shall be subject to the same provisions with reference to transfer, transmission, and otherwise as provided in the Articles.

(c) Subject to the provisions of the Statute, the Company may by Special Resolution reduce its share capital or any capital redemption reserve fund.

11.2 Subject to the provisions of the Statute, the Company may by Special Resolution change its name or alter its objects.

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11.3 Subject to the provisions of the Statute, the Company may by resolution of the Board of Directors change the location of its registered office.

XII. CLOSING REGISTER OF SHAREHOLDERS OR FIXING RECORD DATE

12.1 For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make the determination of Shareholders for any other proper purpose, the Board of Directors of the Company may provide that the Register shall be closed for transfers for a stated period but not to exceed in any case forty days. If the Register shall be so closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders such register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

12.2 In lieu of or apart from closing the Register, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders entitled to notice of or to vote at a meeting of the Shareholders, and for the purpose of determining the Shareholders entitled to receive payment of any dividend, the Board of Directors may fix a subsequent date no later than the date of payment as the record date for such dividend.

12.3 If the Register is not so closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination for Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

XIII. GENERAL MEETING

13.1 (a) The Company shall in each year of its existence hold a general meeting as its annual general meeting. The annual general meeting shall be held at such time and place as the Board of Directors shall appoint.

(b) At each annual general meeting, the Directors to be elected at that meeting shall be elected for the applicable term or until their respective successors have been elected and have qualified.

13.2 (a) Except as otherwise required by law, and subject to the terms of any class or series of shares issued by the Company having a preference over the Ordinary Shares as to dividends or upon liquidation or to elect directors in specified circumstances, extraordinary general meetings of the Shareholders of the Company may be called only (i) by the Board of Directors or (ii) upon the written request of Shareholders holding at least 35% of the outstanding Ordinary Shares generally entitled to vote.

(b) Any action required or permitted to be taken by the Shareholders of the Company must be taken at a duly called annual or extraordinary general meeting of the Shareholders of the Company and may not be taken by consent of the Shareholders in writing or otherwise.

XIV. NOTICE OF GENERAL MEETINGS

14.1 Written notice of each meeting of the Shareholders stating the place, date and time of the meeting shall be given not less than fifteen nor more than sixty days before the date of the meeting, to each Shareholder entitled to vote at such meeting. The notice of any extraordinary meeting of Shareholders shall state the purpose or purposes for which the meeting is called. Business transacted at any extraordinary meeting shall be limited to the purposes stated in the notice.

14.2 The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

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XV. PROCEEDINGS AT GENERAL MEETINGS

15.1 No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. ~~Subject to the proviso below, one~~ One or more Shareholders present in person or by proxy holding at least a majority of the issued and outstanding shares of the Company entitled to vote at such meeting shall constitute a quorum~~; provided that the quorum for any meeting at which a Special Resolution is to be considered and voted upon pursuant to Sections 18.8(c), 19.1(c), 33.8, 34.7 or 35.5 shall be one or more Shareholders present in person or by proxy holding at least a majority of the issued and outstanding shares of the Company entitled to vote at such meeting and, for so long as members of the KPC Affiliated Group own, in the aggregate, at least four percent (4%), (i) of the voting power of Outstanding Voting Stock, or (ii) of all the outstanding Ordinary Shares, one of such Shareholders present is SFIC Holdings (a “Special Quorum”)~~. The Shareholders present at a duly constituted general meeting may continue to transact business until adjournment, despite the withdrawal of enough Shareholders to leave less than a quorum~~, or, as the case may be, Special Quorum~~. If a meeting is adjourned for lack of quorum, ~~or, as the case may be, Special Quorum,~~ it will stand adjourned to such other day at such other time and place as the Board of Directors may determine and at which a quorum ~~or, as the case may be, Special Quorum~~ is present in person or by proxy.

15.2 (a) Subject to the terms of any class or series of shares issued by the Company, if a Shareholder desires to nominate persons for election as Directors at any general meeting duly called for the election of Directors, written notice of such Shareholder’s intent to make such a nomination must be given and received by the Secretary of the Company at the principal executive offices of the Company not later than (i) with respect to an annual general meeting of Shareholders, ninety days in advance of the anniversary date of the immediately preceding annual general meeting and (ii) with respect to an extraordinary general meeting, the close of business on the tenth day following the date on which notice of such meeting is first sent or given to Shareholders. Each such notice shall set forth (i) the name and address, as it appears in the Register of the Company, of the Shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of the Company which are beneficially owned by the Shareholder; (iv) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder; (v) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended from time to time, of the United States of America, whether or not the Company is then subject to such Regulation; and (vi) the consent of each nominee to serve as a Director of the Company, if so elected. The Chairman of the annual general meeting or extraordinary general meeting shall, if the facts warrant, refuse to acknowledge a nomination not made in compliance with the foregoing procedure, and any such nomination not properly brought before the meeting shall not be considered.

(b) Subject to the terms of any class or series of shares issued by the Company, if a Shareholder desires to submit a proposal for consideration by the Shareholders at any general meeting, written notice of such Shareholder’s intent to submit such a proposal must be given and received by the Secretary of the Company not later than (i) with respect to an annual general meeting of Shareholders, ninety days in advance of the anniversary date of the immediately preceding annual general meeting; and (ii) with respect to an extraordinary general meeting, the close of business on the tenth day following the date on which notice of such meeting is sent or given to Shareholders. Each such notice shall set forth (i) the name and address, as it appears in the Register, of the Shareholder who intends to submit the proposal; (ii) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to submit the proposal specified in the notice; (iii) the class and number of shares of the Company which are beneficially owned by the Shareholder; and (iv) such other information regarding each proposal submitted by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended from time to time, of the United States

9

of America, whether or not the company is then subject to such Regulation. The Chairman of the annual general meeting or extraordinary general meeting shall, if the facts warrant, refuse to acknowledge a proposal not made in compliance with the foregoing procedure, and any such proposal not properly brought before the meeting shall not be considered.

15.3 The Chairman of the Board, or any Director designated by the Board of Directors, shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he or such designee shall not be present within one hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

15.4 If at any general meeting no Director is willing to act as Chairman or if no Director is present within one hour after the time appointed for holding the meeting, the Shareholders present shall choose one of their number to be Chairman of the meeting.

15.5 The Chairman may, with the consent of any general meeting duly constituted hereunder, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

15.6 At any general meeting a resolution put to the vote at the meeting shall be decided on a poll taken in such manner as the Chairman directs.

15.7 Subject to the terms of any class or series of shares issued by the Company, every Shareholder of record present in person or by proxy shall have one vote for each issued Ordinary Share registered in his name in the Register. Cumulative voting is expressly prohibited. Elections of Directors need not be by ballot.

15.8 In the case of joint holders of record, the vote of each joint holder, whether in person or by proxy, shall be required in order for such joint holders’ vote to be counted.

15.9 A Shareholder of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

15.10 No Shareholder shall be entitled to vote at any general meeting unless he is registered as a Shareholder of the Company on the record date for such meeting or holds a valid proxy of such a Shareholder and unless all sums presently payable in respect of the shares to be voted have been paid.

15.11 Votes may be given either personally or by proxy.

15.12 A person may participate at a general meeting by conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

15.13 Shares in the Company belonging to the Company or to a controlled entity, shall neither be entitled to vote nor be counted for quorum purposes. Nothing in this section shall be construed as limiting the right of any entity to vote any shares held by it in a fiduciary capacity. For this purpose, an entity is a controlled entity if the Company owns, directly or indirectly, a majority of the shares entitled to vote in the election of directors or other governing body of such entity or a majority of the equity ownership interests in such entity, as applicable.

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XVI. PROXIES

16.1 The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointer or of his attorney duly authorized in writing, or, if the appointer is a corporation under the hand of an officer or attorney duly authorized in that behalf. A proxy need not be a Shareholder of the Company.

16.2 The instrument appointing a proxy shall be deposited at the Registered Office or at such other place and by such means (Electronic or otherwise) as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting, or adjourned meeting provided that the Chairman of the meeting may at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited upon receipt of an Electronic Record in the form specified for that purpose in the notice convening the meeting or a facsimile transmission of the signed proxy or upon receipt of an Electronic Record confirmation from the appointer that the instrument of proxy duly signed or an Electronic Record in the form specified for that purpose in the notice convening the meeting is in the course of transmission to the Company. Where an instrument appointing a proxy is deposited by Electronic Record, the proxy shall be deemed to be deposited by transmitting the Electronic Record in the form specified for that purpose in the notice convening the meeting provided by the Company and shall be deemed to have been deposited on the same day that it was sent, and it shall not be necessary for the receipt of the Electronic Record to be acknowledged by the Company.

16.3 The instrument appointing a proxy may be in any usual or common form, including in the form of an Electronic Record, (or any other form approved by the Directors) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked.

16.4 A vote given in accordance with the term of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given provided that no intimation in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at the office before the commencement of the general, meeting, or adjourned meeting at which it is sought to use the proxy.

16.5 Any corporation which is a Shareholder of record of the Company may in accordance with its articles of association or other governing documents or in the absence of such provision by resolution of its board of directors or other governing body authorize one or more persons as it thinks fit to act as its representative or representatives at any meeting of the Company or of any class or series of Shareholders of the Company, and the person or persons so authorized shall be entitled to exercise the same powers on behalf of the corporation which he or they represent as the corporation could exercise if it were an individual Shareholder of record of the Company and may cast votes or abstain on any motion in any manner as he or they may be directed.

XVII. DIRECTORS

17.1 (a) The Board of Directors shall consist of not less than six nor more than fifteen persons. Subject to Section 17.1(c), the Board of Directors shall have the exclusive power and right to set the exact number of Directors within that range from time to time by resolution adopted by the vote of a majority of the whole Board of Directors. Until the Board of Directors adopts such a resolution, the exact number of Directors shall be ~~fourteen~~ten.

(b) Upon the date that these Articles are adopted, the ~~Directors shall by resolution of the~~ Board of Directors ~~be~~is divided into three classes ~~of equal size~~, designated as Class I, Class II and Class III~~, each class to be comprised of at least three Directors; provided, however, if the total number of Directors is 10, 11, 13 or 14, one Class may have one fewer or one more Director than the other two Classes.~~ The Board of Directors shall make the subsequent appointments of individual Directors to particular Classes. Upon the date that these Articles are

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adopted, the Directors then appointed to Class I will hold office for a term expiring at the ~~2004~~2007 annual general meeting of Shareholders; the Directors then appointed to Class II will hold office for a term expiring at the ~~2002~~2008 annual general meeting of Shareholders; and the Directors then appointed to Class III will hold office for a term expiring at the ~~2003~~2009 annual general meeting of Shareholders. At each annual general meeting of Shareholders, the successors of the class of Directors whose terms expire at that meeting shall be of the same class as the Directors they succeed and shall be elected for three-year terms.

(c) No resolution of the Board of Directors may be adopted if its effect would be to remove from office, or shorten the term of, any incumbent Director.

(d) A Director shall hold office until the annual general meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office. Any newly created directorship resulting from an increase in the number of Directors and any other vacancy on the Board of Directors, however caused, may be filled by a majority vote of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected by the Board of Directors to fill a vacancy shall hold office until the annual general meeting of Shareholders for the year in which the term of the Director vacating office expires and until his successor shall have been elected and qualified. Any newly created directorship resulting from an increase in the number of Directors may be created in any class of Directors that the Board of Directors may determine, and any Director elected to fill the newly created vacancy shall hold office until the term of office of such class expires.

(e) One or more or all of the Directors of the Company may be removed only for cause by the affirmative vote of the holders of at least a majority of the outstanding shares generally entitled to vote, voting together as a single class, at a meeting of Shareholders for which proper notice of the proposed removal has been given.

(f) If at any time the number of Directors is less than six, the Board of Directors may act to fill any vacancies on the Board of Directors.

(g) The provisions of Sections 17.1(a), (b), (d) and (e) are subject to the rights of the holders of any class or series of shares issued by the Company having the right to nominate one or more Directors voting separately as a class.

17.2 The Board of Directors shall have the authority to fix the compensation of Directors, which may include their expenses, if any, of attendance at each meeting of the Board of Directors or of a committee.

17.3 A Director may hold any other office or place of profit under the Company in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board of Directors may determine.

17.4 A Director may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

17.5 No person shall serve as a Director of the Company who at the time of his or her election has reached his or her 70th birthday.

17.6 A Director of the Company may be or become a Director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

17.7 No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or

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transaction entered into by or on behalf of the Company in which any Director shall be in any way interested or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid; provided, however, that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

17.8 A general notice that a Director is an officer, director or shareholder of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure under Section 17.7 and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

XVIII. POWERS AND DUTIES OF DIRECTORS

18.1 The business and affairs of the Company shall be managed by the Board of Directors who may exercise all such powers of the Company and do all such lawful acts and things as are not from time to time by the Statute or by the Articles required to be exercised or done by the Company in general meeting.

18.2 The Board of Directors may from time to time and at any time by powers of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board of Directors, to be the attorney or attorneys of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board of Directors under these Articles) and for such period and subject to such conditions as it may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorneys as the Board of Directors may deem fit and may also authorize any such attorney to delegate all or any of powers, authorities and discretions vested in him.

18.3 All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be by such officer or officers or such other person or persons as the Board of Directors shall from time to time designate.

18.4 The Board of Directors shall cause minutes to be made for the purpose of recording the proceedings at all meetings of the Shareholders and the Directors and of Committees of the Board of Directors.

18.5 The Board of Directors on behalf of the Company may direct the payment of a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

18.6 The Board of Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

18.7 The Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or agreement of any nature whatsoever, including, without limitation, any contract, deed, bond, mortgage, guaranty, deed of trust, security agreement, pledge agreement, act of pledge, collateral mortgage, collateral chattel mortgage or any other document or instrument of any nature whatsoever, and to execute and deliver any such contract, agreement, document or other instrument of any nature whatsoever for and in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

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~~18.8 (a) Notwithstanding anything in the Articles to the contrary, during the Specified Period the Board of Directors shall cause the Company, and shall use its best endeavors to cause the subsidiaries of the Company, not to permit the following to occur without obtaining the prior consent, as provided in Section 18.8(b), of SFIC Holdings (Cayman), Inc. (“SFIC Holdings”): (i) the reincorporation or organization of any existing subsidiary of the Company or the incorporation or organization of any new subsidiary of the Company in any jurisdiction (other than, in the case of existing subsidiaries, in the jurisdiction in which it is then incorporated or under which laws it is then organized), in a manner materially adversely affecting the rights or interest of any member of the KPC Affiliated Group, or (ii) the reincorporation or organization of the Company in a jurisdiction other than in the jurisdiction in which it is then incorporated or under which laws it is then organized.~~

~~(b) As soon as practicable following a determination by the Board of Directors to undertake any of the actions specified in Section 18.8(a), the Board of Directors shall give SFIC Holdings written notice of the proposed action, which notice shall set forth in reasonable detail the terms of the proposed action, including without limitation, as applicable, the parties to the action, the intended timing of the action, the amount of consideration and assets involved and such other terms as may be relevant to SFIC Holdings’ decision whether to consent to the proposed action. Within thirty calendar days after SFIC Holdings receives such notice, SFIC Holdings shall give the Company written notice of its consent or withholding of consent to the action specified in the notice. In the event that SFIC Holdings fails to deliver to the Company during such thirty-day period a written notice indicating its withholding of consent to the proposed action, SFIC Holdings shall be deemed to have consented to such action. For purposes of this Section 18.8(b), (i) notices shall be given by personal delivery, confirmed facsimile or overnight courier and (ii) any notice by SFIC Holdings either giving or withholding consent to a proposed action may be signed by any director or authorized officer of SFIC Holdings (and need not be preceded by a resolution of the board of directors of SFIC Holdings). The Company shall not take until after the date defined in Section 18.8(a) the action specified in Section 18.8(a) unless the Company shall have obtained SFIC Holdings’ consent or SFIC Holdings shall be deemed to have consented to such action pursuant to this Section 18.8(b).~~

~~(c) The provisions of Section 18.8, including, without limitation, the provisions of this Section 18.8(c), may only be altered or amended by a Special Resolution passed at a meeting of the Company at which a Special Quorum of Shareholders is present.~~

XIX. COMMITTEES

19.1 ~~(a) Subject to Sections 19.1(b) and 19.2, the~~The Board of Directors may designate one or more committees of the Board, each such committee to consist of ~~four~~one or more Directors ~~during the Specified Period and thereafter not less than three Directors~~. Except as limited by the Statute, the Memorandum, the Articles or the resolution establishing such committee, each committee shall have and may exercise all of the authority of the Board of Directors as specified in the Articles with respect to each such committee or as the Board of Directors may determine and specify in the respective resolutions appointing each such committee. ~~Subject to Sections 19.1(b) and 19.2, a~~A majority of all of the members of any such committee may elect the Chairman of such committee and may fix the time and place of its meetings, unless the Articles or the Board of Directors shall otherwise provide, and meetings of any committee may be held upon such notice, or without notice, as shall from time to time be determined by the members of any such committee. At all meetings of any committee, ~~any three~~a majority of its members shall constitute a quorum for the transaction of business, and the act of a majority of the members present shall be the act of any such committee, unless otherwise specifically provided by the Statute, the Memorandum, the Articles or the resolution establishing such committee. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. The Board of Directors shall have power at any time to change the number, subject as aforesaid, and members of any such committee, to fill vacancies and to modify the powers of (except that powers of committees established by the Articles shall not be decreased) or discharge any such committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

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~~(b) As long as SFIC Holdings has the right to designate a Director pursuant to the first sentence of Section 35.1(a), SFIC Holdings shall have the right, by notice in writing to the Board of Directors, to appoint one designee (being a KPC Designee on the Board of Directors) to each committee, including the Audit, Nominating and Governance, Compensation and Executive Committees, of the Board of Directors; provided, however, that if any applicable law or regulation of the New York Stock Exchange shall prohibit the Board from appointing a designee who is not an Independent Director to serve on any committee, at any time at which there is no such designee of SFIC Holdings who is an Independent Director, SFIC Holdings shall not be permitted to appoint any designee of SFIC Holdings to serve on such committee.~~

~~(c) The provisions of Section 19.1(b) and this Section 19.1(c) may only be altered or amended by a Special Resolution passed at a meeting of the Company at which a Special Quorum of Shareholders is present.~~

~~19.2 Until further action of the Board of Directors creating additional committees, the following shall constitute the committees of the Board of Directors:~~

~~(a) AUDIT COMMITTEE.~~

~~(i) The Board of Directors shall appoint at least four Directors during the Specified Period and thereafter not less than three Directors, each of whom shall not be an officer or employee of the Company, to act as its Audit Committee.~~

~~(ii) The Audit Committee shall recommend to the Board of Directors periodically a firm of certified public accountants to serve as auditors for the Company, which accountants shall be subject to appointment by the Board of Directors and ratification thereof by Shareholders entitled to vote thereon. The Audit Committee shall determine the manner, if at all, in which the accounts relating to the Company’s affairs shall be audited and shall meet with the Company’s auditors to discuss the scope of their examination, with particular emphasis on areas where either the Audit Committee or the auditors believe special attention should be directed. After the audit, the Audit Committee shall review the financial statements and the auditors report thereon to determine whether they had received all information and explanations requested. The Audit Committee shall also invite the auditors’ recommendations regarding internal controls and such other matters as it deems appropriate and shall see that the recommendations for changes which the Audit Committee feels are necessary have been implemented. In addition, the Audit Committee is authorized to have the auditors perform such supplemental review or audits as it deems necessary or appropriate. The Audit Committee shall meet with the auditors at least once a year, as soon after the completion of the audit of the Company’s books as practicable.~~

~~(iii) The Audit Committee shall be responsible for reviewing relationships between the Company and other parties, including employment and consulting relationships, for conflicts of interest. The Audit Committee shall review Company policy and practices to ensure that the Company acts in an ethical manner and to ensure compliance with all applicable laws regarding business conduct.~~

~~(b) COMPENSATION COMMITTEE.~~

~~(i) The Board of Directors shall appoint at least four Directors during the Specified Period and thereafter not less than three Directors, each of whom shall not be an officer or employee of the Company, to act as its Compensation Committee.~~

~~(ii) The Compensation Committee shall from time to time fix the salaries of the executive officers of the Company and grant such bonuses and awards pursuant to the Company’s compensation plans, or otherwise, to Directors and officers and employees of the Company as it deems appropriate. The Compensation Committee shall establish, or recommend the establishment of, compensation plans for Directors and officers and employees of the Company as it deems appropriate. The Compensation Committee shall also oversee the Company’s employee benefit programs. No member of the Compensation Committee shall in any way take part in the determination of any compensation or awards paid or granted to him.~~

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~~(c) EXECUTIVE COMMITTEE~~

~~(i) The Board of Directors shall appoint at least four Directors during the Specified Period and thereafter not less than three Directors to act as its Executive Committee.~~

~~(ii) The Executive Committee shall have and may exercise such power and authority of the Board of Directors in the management of the business and affairs of the Company (including, without limitation, reviewing, and making recommendations to the Board of Directors concerning, the general financial policies and direction of the Company), as the Board of Directors shall specify by a majority vote of the Board of Directors.~~

~~(d) NOMINATING AND GOVERNANCE COMMITTEE~~

~~(i) The Board of Directors shall appoint at least four Directors during the Specified Period and thereafter not less than three Directors, each of whom shall not be an officer or employee of the Company, to act as its Nominating and Governance Committee.~~

~~(ii) The Nominating and Governance Committee shall from time to time, subject to Article XXXV, (w) recommend to the Board of Directors such matters pertaining to governance of the Company as it shall from time to time consider appropriate, (x) recommend to the Board of Directors, prior to the annual general meeting, each director nominee to be voted on at such annual general meeting to the Board of Directors, (y) recommend to the Board of Directors any candidate to fill any directorships or memberships of committees that become vacant, and (z) recommend to the Board of Directors the directors to be appointed to each standing committee, including the Audit, Compensation, Executive and Nominating and Governance Committees.~~

19.2 ~~19.3~~ Each member of any such committee shall hold office until such member’s successor is elected and has qualified, unless such member sooner dies, resigns or is removed.

XX. PROCEEDINGS OF DIRECTORS

20.1 Except as otherwise provided by the Articles, the Board of Directors shall meet together for the dispatch of business, convening, adjourning and otherwise regulating its meetings as it thinks fit. Subject to Section 24.1, questions arising at any meeting shall be decided by a majority of the Directors present at a meeting at which there is a quorum.

20.2 Regularly scheduled meetings of the Board of Directors may be held at such time and at such place as shall from time to time be determined by the Board of Directors. No notice of such regularly scheduled meeting or any adjourned meeting thereof need be given. Special meetings of the Board of Directors may, or upon the written request of any two Directors shall, be called by the Chairman of the Board on at least ~~forty-eight~~twenty-four hours’ notice to each Director, either personally or by facsimile, telex, e-mail or cable. Unless otherwise required by these Articles, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting in respect of such Director. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except when a Director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

20.3 The Chairman of the Board shall preside as Chairman at every meeting of the Board of Directors. In the event that the Chairman of the Board is unable to attend a meeting of the Board of Directors, any Director designated by the Board of Directors shall preside over such meeting.

20.4 The quorum necessary for the transaction of the business of the Board of Directors shall be a majority of the Board then in office.

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20.5 All acts done by any meeting of the Board of Directors or of a committee of the Board of Directors shall, notwithstanding that it afterwards be discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

20.6 Members of the Board of Directors or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

20.7 A resolution in writing (in one or more counterparts) signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Board of Directors or committee as the case may be duly convened and held.

XXI. VACATION OF OFFICE OF DIRECTOR

21.1 The office of a Director shall be vacated:

(a) If he gives notice in writing to the Company that he resigns the office of Director;

(b) If he dies;

(c) If he is found to be or becomes of unsound mind; or

(d) If he is removed pursuant to Section 17.1(e).~~; or~~

~~(e) If he is deemed to resign pursuant to Section 35.2(b).~~

XXII. CERTAIN BUSINESS COMBINATIONS

22.1 In addition to any approval by Shareholders and Directors required by the Statute or any other law of the Cayman Islands, the approval by Ordinary Resolution, at a meeting called, for such purpose, shall be required in order for the Board of Directors to approve any of the following matters:

(i) to merge, consolidate or amalgamate with another company;

(ii) to reorganize or reconstruct itself pursuant to a plan sanctioned by the Cayman Islands courts; or

(iii) to sell, lease or exchange all or substantially all of the assets of the Company;

provided that the foregoing approval by Shareholders shall not be required for any such transaction of the Company with any entity which the Company, directly or indirectly, controls, as defined in Rule 405 under the Securities Act of 1933, as amended from time to time, of the United States of America, unless the Company is not the surviving entity in such transaction or the Company transfers all or substantially all of its assets in such transaction and provided further that the foregoing shall be without prejudice to the requirement for such statutory majorities and approvals as may be necessary.

XXIII. SEAL

23.1 The Company may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any Director or officer of the Company will have the authority to affix the seal to any document requiring it. The Company may have for use in any place or places outside the Cayman Islands, a duplicate seal or seals each of which shall be a facsimile of the common seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

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XXIV. OFFICERS

24.1 The officers of the Company shall be appointed by the Board of Directors and shall include, without limitation, a Chairman of the Board, a Chief Executive Officer, a President, a Secretary and a Treasurer and may also include, without limitation, one or more Vice Chairmen, Senior and Executive Vice Presidents and Vice Presidents, Assistant Secretaries and Assistant Treasurers~~. The Board of Directors may also choose~~ and such other officers and agents as ~~it~~the Board of Directors shall deem necessary or desirable and such persons shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board of Directors from time to time. Two or more offices may be held by the same person. None of the officers other than the Chairman of the Board need be a Director of the Company, and none of the officers need be a Shareholder of the Company. No officer shall be prevented from receiving compensation as an officer by reason of his also being a Director. The officers of the Company shall hold office until their successors are ~~elected or~~ appointed and qualified, or until their earlier death, resignation, retirement, disqualification or removal. Any officer ~~elected or~~ appointed by the Board of Directors may be removed at any time with or without cause by the Board of Directors~~, provided, however that until the third anniversary of the date these Articles are adopted, a vote of two-thirds of the whole Board of Directors shall be required (i) to remove the Chairman of the Board, the Chief Executive Officer or the President, and (ii) to authorize any modification, amendment or termination of (A) the employment agreement dated August 31, 2001 between the Company and Robert E. Rose or (B) the employment agreement dated August 31, 2001 between the Company and C. Stedman Garber.~~ . Any officer may resign at any time by giving written notice to the Company. Any such resignation shall take effect at the date of the receipt of such notice or at such other time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. ~~Election or appointment~~ Appointment of an officer shall not of itself create contract rights.

24.2 Any provision of the Statute or the Articles requiring or authorizing a thing to be done by a Director and an officer shall not be satisfied by its being done by the one person acting in the dual capacity of Director and officer.

XXV. DIVIDENDS ~~AND RESERVES~~

25.1 Subject to the Statute, the Board of Directors may from time to time declare dividends on shares of the Company outstanding and authorize payment of the same out of the profits of the Company (realized or unrealized), share premium account, or any other account permitted by the Statute, and may from time to time pay to the Shareholders such interim dividends, as appears to the Board of Directors to be appropriate.

25.2 The Board of Directors may declare that any dividend be paid wholly or partly by the distribution of shares or other securities of the Company and/or specific assets and in particular of paid up shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board of Directors may settle the same as it deems expedient and in particular may issue fractional shares and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Shareholders upon the basis of the value so fixed in order to adjust the rights of all Shareholders and may vest any such specific assets in trustees as may seem expedient to the Board of Directors.

25.3 No dividend shall bear interest against the company unless expressly authorized by the Board of Directors.

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XXVI. CAPITALIZATION

26.1 The Company may upon the recommendation of the Board of Directors capitalize any sum standing to the credit of any of the Company’s reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Shareholders in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued shares (not being redeemable shares) for allotment and distribution credited as fully paid up to and amongst then in the proportion aforesaid. In such event the Board of Directors shall do all acts and things required to give effect to such capitalization, with full power to the Board of Directors to make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Shareholders concerned).

XXVII. INDEMNITY AND LIMITATION OF LIABILITY

27.1 (a) The Company shall indemnify, except in respect of wilful default or fraud, to the full extent now or hereafter permitted by law, any person (including his heirs, executors and administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), by reason of his acting as, or having in the past acted as, a Director, officer, employee or agent of, or his acting in any other capacity for or on behalf of, the Company (including his serving for, on behalf of or at the request of the Company as a director, officer employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the company) against any expense (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person (or his heirs, executors and administrators) in respect thereof. The Company shall advance the expenses of defending any such action, suit or proceeding (including appeals) in accordance with and to the full extent now or hereafter permitted by law.

(b) The Board of Directors may, notwithstanding any interest of the Directors in such action, authorize the Company to purchase and maintain insurance on behalf of any person described in Section 27.1(a), against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article XXVII.

(c) The provisions of this Article XXVII shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption. The provisions of this Article XXVII shall be deemed to be a contract between the Company and each Director, officer, employee or agent who serves in such capacity at any time while this Article XXVII and the relevant provisions of the law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts.

If any provision of this Article XXVII shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect any other application of such provision or the validity of the remaining provisions hereof. The rights of indemnification and advancement of expenses provided in this Article XXVII shall neither be exclusive of, nor be deemed in limitation of, any rights to which any such officer, Director, employee or agent may otherwise be entitled or permitted by contract, vote of Shareholders or Directors or otherwise, or as a matter of law, both as to actions in his official capacity and actions in any other capacity while holding such office, it being the policy of the Company that indemnification of the specified individuals, except in respect of wilful default or fraud, shall be made to the fullest extent permitted by law.

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XXVIII. BOOKS AND RECORDS

28.1 In addition to any rights which may be conferred on Shareholders by Statute, upon written demand under oath stating the purpose thereof, any Shareholder may review for any proper purpose, during usual hours for business, the books and records of the Company, including without limitation, the Register. A proper purpose shall mean a purpose reasonably related to such person’s interest as a Shareholder.

XXIX. WINDING UP

29.1 In the event of any liquidation or winding up of the Company, whether voluntary or involuntary, after there shall have been paid or set aside for payment to the holders of any outstanding shares ranking senior to the Ordinary Shares as to distribution on liquidation, distribution or winding up, the full amounts to which they shall be entitled, the holders of the then outstanding Ordinary Shares shall be entitled to receive, pro rata according to the number of Ordinary Shares registered in the names of such Shareholders, any remaining assets of the Company available for distribution to its Shareholders; provided, if, at such time, the holder of Ordinary Shares has any outstanding debts, liabilities or engagements to or with the Company (whether presently payable or not), either alone or jointly with any other person, whether a Shareholder or not (including, without limitation, any liability associated with the unpaid purchase price of such Ordinary Shares), the liquidator appointed may deduct from the amount payable in respect of such Ordinary Shares the aggregate amount of such debts, liabilities and engagements and apply such amount to any of such holder’s debts, liabilities or engagements to or with the Company (whether presently payable or not). The liquidator may distribute, in kind, to the holders of the Ordinary Shares the remaining assets of the Company or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other person, corporation, trust or entity and receive payment therefor in cash, shares or obligations of such other person, corporation, trust or entity or any combination thereof, and may sell all or any part of the consideration so received, and may distribute the consideration received or any balance or proceeds thereof to holders of the Ordinary Shares. The liquidator may, with the like authority, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the holders of the Ordinary Shares as the liquidator, with the like authority shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities whereon there is any liability.

XXX. DEREGISTRATION

30.1 (a) Subject to Section 18.8 (a), the Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b) In furtherance of a resolution adopted pursuant to (a) above of this Section 30.1 and subject as aforesaid, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

XXXI. FISCAL YEAR

31.1 Each Fiscal Year shall commence on such date as may be specified by the Board of Directors.

XXXII. NOTICES

32.1 Notices shall be in writing and may be given by the Company to any Shareholder either personally or by sending it by post, air courier, cable, facsimile transmission, e-mail or telex to him or to his address as shown in the Register (or where the notice is given by e-mail by sending it to the e-mail address provided by such

20

Shareholder), such notice, if mailed, to be forwarded by airmail where practicable. Any such notice shall be deemed to have been effected on the date the letter containing the same is posted as aforesaid, or sent by air courier, cable, facsimile transmission or telex. Where a notice is given by e-mail, service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

32.2 A notice shall be given by the Company to the joint holders of record of a share by giving the notice to all joint holders named on the Register in respect of the share.

32.3 A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a share or shares in consequence of the death or bankruptcy of a Shareholder by sending it through the post as aforesaid in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankruptcy, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

32.4 Notice of every general meeting shall be given in any manner hereinbefore authorized to:

(a) every holder of voting shares as shown in the Register as of the record date for such meeting;

(b) every person upon whom the ownership of a voting share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a holder of voting shares of record where such holder but for his death or bankruptcy would be entitled to receive notice of the meeting; and

except as otherwise required by law or the Articles, no other person shall be entitled to receive notice of general meetings.

~~XXXIII. CORPORATE OPPORTUNITIES~~

~~33.1 In anticipation that the Company and the members of the KPC Affiliated Group (as defined below) may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Company through its continued contractual, corporate and business relations with the members of the KPC Affiliated Group (including service of officers and directors of the members of the KPC Affiliated Group as Directors of the Company), the provisions of this Article XXXIII are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the members of the KPC Affiliated Group and their officers and directors, and the powers, rights, duties and liabilities of the Company and its officers, Directors and Shareholders in connection therewith.~~

~~33.2 The members of the KPC Affiliated Group shall have the right to, and shall have no duty not to, (i) engage in the same or similar business activities or lines of business as the Company, (ii) do business with any client or customer of the Company and (iii) employ or otherwise engage any officer or employee of the Company, and no member of the KPC Affiliated Group nor any officer or director thereof (except as provided in Section 33.3) shall be liable to the Company or its Shareholders by reason of any such activities of the KPC Affiliated Group or of such person’s participation therein. In the event that a member of the KPC Affiliated Group acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both such member of the KPC Affiliated Group and the Company, such member of the KPC Affiliated Group shall be under no obligation to communicate or present such corporate opportunity to the Company and shall not be liable to the Company or its Shareholders by reason of the fact that such member of the KPC Affiliated Group pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or does not present such corporate opportunity to the Company.~~

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~~33.3 In the event that a Director or officer of the Company who is also a director or officer of a member of the KPC Affiliated Group acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Company and any member of the KPC Affiliated Group, such Director or officer of the Company shall not be liable to the Company or its Shareholders by reason of the fact that such member of the KPC Affiliated Group pursues or acquires such corporate opportunity for itself or directs such corporate opportunity to another person or does not present such corporate opportunity to the Company, except for wilful default or fraud of such Director or officer, if such Director or officer acts in a manner consistent with the following policy:~~

~~(a) a corporate opportunity offered to any person who is an officer of the Company and who is also a director but not an officer of a member of the KPC Affiliated Group shall first be offered to the Company, unless such opportunity is expressly offered to such person solely in his capacity as a director of such member of the KPC Affiliated Group in which case such opportunity shall first be offered to such member of the KPC Affiliated Group;~~

~~(b) a corporate opportunity offered to any person who is a Director but not an officer of the Company and who is also a director or officer of a member of the KPC Affiliated Group shall first be offered to the Company only if such opportunity is expressly offered to such person solely in his capacity as a Director of the Company, and otherwise shall first be offered to such member of the KPC Affiliated Group; and~~

~~(c) a corporate opportunity offered to any person who is an officer of both the Company and a member of the KPC Affiliated Group shall first be offered to such member of the KPC Affiliated Group unless (x) such person is an employee of the Company or (y) such opportunity is expressly offered to such person solely in his capacity as an officer of the Company, in either of which case such opportunity shall first be offered to the Company.~~

~~33.4 For the purposes of this Article XXXIII, “corporate opportunities” shall include, but not be limited to, business opportunities which the Company is financially able to undertake, which are, from their nature, in the line of the Company’s business, are of practical advantage to it and are ones in which the Company has an interest or a reasonable expectancy, and in which, by embracing the opportunities, the self-interest of a member of the KPC Affiliated Group or its officers or directors, will be brought into conflict with that of the Company.~~

~~33.5 Any person or entity purchasing or otherwise acquiring any interest in shares shall be deemed to have notice of and consented to the provisions of this Article XXXIII.~~

~~33.6 For purposes of this Article XXXIII, and, to the extent set forth therein, Article XXXIV and Article XXXV and, in relation to the definition of “KPC Affiliated Group” only, Article I:~~

~~(a) the members of the “KPC Affiliated Group” shall mean, collectively, Kuwait Petroleum Corporation, a company organized under the laws of Kuwait (“KPC”), SFIC Holdings (Cayman), Inc., a Cayman Islands company (“SFIC Holdings”), and all corporations, partnerships, joint ventures, limited liability companies, trust, associations, governments or government agencies or instrumentalities which would be considered “affiliates” of KPC or SFIC Holdings within the meaning of Regulation S-K or Regulation S-X under the U.S. Securities Act of 1933, as amended (the “Securities Act”), including without limitation any entity in which KPC or SFIC Holdings owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting shares or stock, voting power, partnership interests or similar ownership interests, and all successors to KPC, SFIC Holdings and their affiliates by way of merger, consolidation or sale of all or substantially all of its assets, but shall not include the Company (as defined in clause (b) below); and~~

~~(b) the “Company” shall mean the Company and all corporations, partnerships, joint ventures, limited liability companies, trusts, associations and other entities in which the Company owns (directly or indirectly) more than fifty percent (50%) of the outstanding voting shares or stock, voting power, partnership interests or similar ownership interests.~~

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~~33.7 If any contract, agreement, arrangement or transaction between the company and a member of the KPC Affiliated Group involves a corporate opportunity and is approved in accordance with the procedures set forth in Article XXXIV, the officers and directors of such member of the KPC Affiliated Group shall, for purposes of these Articles, not be liable to the Company or its Shareholders, except for wilful default or fraud on the part of the relevant officer or director.~~

~~33.8 The provisions of this Section 33, including, without limitation, the provisions of this Section 33.8, may only be altered or amended by a Special Resolution passed at a meeting of the Company at which a Special Quorum of Shareholders is present.~~

XXXIII. ~~XXXIV.~~ TRANSACTIONS WITH RELATED ENTITIES

33.1 ~~34.1 In anticipation that (i) the Company and the members of the KPC Affiliated Group may enter into contracts or otherwise transact business with each other and that the Company and the members of the KPC Affiliated Group may derive benefits therefrom and (ii)~~In anticipation that the Company may from time to time enter into contractual, corporate or business relations with one or more of its Directors, or one or more corporations, partnerships, associations or other organizations in which one or more of its Directors have a financial interest (collectively, “Related Entities”), the provisions of this Article ~~XXXIV~~XXXIII are set forth to regulate and define certain contractual relations and other business relations of the Company as they may involve the ~~members of the KPC Affiliated Group,~~ Related Entities and their respective officers and directors, and the powers, rights, duties and liabilities of the Company and its officers, Directors and Shareholders in connection therewith. The provisions of this Article ~~XXXIV~~XXXIII are in addition to, and not in limitation of, the provisions of the Statute and the other provisions of the Articles. Any contract or business relation which does not comply with the procedures set forth in this Article ~~XXXIV~~XXXIII shall not by reason thereof be deemed void or voidable or be deemed to result in any breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the interests of the Company or to be the derivation of any improper personal benefit, but shall be governed by the provisions of the Articles, the Memorandum, the Statute and other applicable law.

33.2 ~~34.2~~ No contract, agreement, arrangement or transaction between the Company and ~~a member of the KPC Affiliated Group or between the Company and~~ one or more of the Directors or officers of the Company~~, a member of the KPC Affiliated Group or any Related Entity or between the Company and~~ or any Related Entity shall be void or voidable solely for the reason that ~~a member of the KPC Affiliated Group,~~ any Related Entity or any one or more of the officers or Directors of the Company~~, a member of the KPC Affiliated Group or any Related Entity~~ are parties thereto, or solely because any such Directors or officers are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the contract, agreement, arrangement or transaction, or solely because his or their votes are counted for such purpose, and such ~~member of the KPC Affiliated Group, any~~ Related Entity and such Directors and officers shall not be liable to the Company or its Shareholders by reason of the entering into, performance or consummation of any such contract, agreement, arrangement or transaction, except in the case of wilful default or fraud on the part of such directors or officers, if:

(a) the material facts as to the contract, agreement, arrangement or transaction are disclosed or are known to the Board of Directors or the committee thereof that authorizes the contract, agreement, arrangement or transaction, and the Board of Directors or such committee in good faith authorizes the contract, agreement, arrangement or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

(b) the material facts as to the contract, agreement, arrangement or transaction are disclosed or are known to the holders of the Ordinary Shares entitled to vote thereon, and the contract, agreement, arrangement or transaction is specifically approved by vote of the holders of a majority of the voting power of the Ordinary Shares then outstanding not owned by ~~the members of the KPC Affiliated Group or~~ a Related Entity~~, as the case may be.~~

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33.3 ~~34.3~~ Directors of the Company who are also directors or officers of ~~a member of the KPC Affiliated Group or~~ any Related Entity may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract, agreement, arrangement or transaction. Ordinary Shares owned by ~~the members of the KPC Affiliated Group and~~ any Related Entities may be counted in determining the presence of a quorum at a meeting of Shareholders which authorizes the contract, agreement, arrangement or transaction.

33.4 ~~34.4~~ Any person or entity purchasing or otherwise acquiring any interest in any shares will be deemed to have notice of and to have consented to the provisions of this Article ~~XXXIV~~XXXIII.

~~34.5 For purposes of this Article XXXIV, the members of the KPC Affiliated Group and the Company shall have the meanings set forth in Article XXXIII.~~

33.5 ~~34.6~~ For purposes of this Article ~~XXXIV~~XXXIII, any contract, agreement, arrangement or transaction with any corporation, partnership, joint venture, limited liability company, trust, association or other entity which would be considered a “subsidiary” of the Company within the meaning of Regulation S-K or Regulation S-X under the Securities Act, shall be deemed to be a contract, agreement, arrangement or transaction with the Company.

~~34.7 The provisions of Section 34, including, without limitation, the provisions of this Section 34.7, may only be altered or amended by a Special Resolution passed at a meeting of the Company at which a Special Quorum of Shareholders is present.~~

~~XXXV. KPC PROVISIONS~~

~~35.1 (a) For so long as members of the KPC Affiliated Group own, in the aggregate, at least four percent (4%), (i) of the voting power of Outstanding Voting Stock, or (ii) of all the outstanding Ordinary Shares, the Nominating and Governance Committee and the Board of Directors shall, subject to Section 35.3, the next succeeding sentence of this Section 35.1(a) and the Statute, cause any slate of Directors presented to the Shareholders for election to the Board of Directors to consist of such nominees that, if elected, would result in a Board of Directors that includes individuals designated by SFIC Holdings (the “KPC Designees”) such that, after giving effect to the election of such KPC Designees to the Board of Directors, the number of KPC Designees then serving as Directors shall equal the product (rounded up to the nearest whole number) of (i) the total number of Directors constituting the whole Board of Directors, multiplied by (ii) the KPC Ownership Percentage on the date such slate of Directors is presented to the Shareholders. As used herein, the “KPC Ownership Percentage” means, (i) as of any date on and after the date any member of the KPC Affiliated Group has sold or otherwise disposed of any Outstanding Voting Stock (the “Disposition Date”), the percentage of the voting power of all Outstanding Voting Stock represented by shares of Outstanding Voting Stock which are owned by members of the KPC Affiliated Group on such date, which shares were also owned on the date of the Merger Agreement by members of the KPC Affiliated Group, and (ii) as of any date prior to the Disposition Date, the percentage of the voting power of all Outstanding Voting Stock immediately following the Effective Time represented by shares of Outstanding Voting Stock which are owned by members of the KPC Affiliated Group on such date, which shares were also owned immediately following the Effective Time by members of the KPC Affiliated Group. Notwithstanding anything to the contrary in the foregoing, it is understood and agreed that as long as SFIC Holdings has the right to designate a director pursuant to the first sentence of this Section 35.1(a), the number of KPC Designees entitled to be nominated for election to the Board of Directors pursuant to the first sentence of this Section 35.1(a) shall be not less than (i) three until such time as the KPC Ownership Percentage is reduced to less than 12.5% and equal to or greater than 7.5%, at which time the number of KPC Designees entitled to be so nominated shall be reduced from three to two, (ii) two until such time as the KPC Ownership Percentage is reduced to less than 7.5% and equal to or greater than 4%, at which time the number of KPC Designees entitled to be so nominated shall be reduced from two to one, and (iii) one until such time as the KPC Ownership Percentage is reduced to less than 4%, at which time no KPC Designees shall be entitled to be so nominated.~~

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~~(b) As long as SFIC Holdings has the right, pursuant to Section 35.1, to designate more than one Director, to the extent possible, each KPC Designee shall be elected or designated to different classes.~~

~~35.2 (a) As long as SFIC Holdings has the right to designate a Director pursuant to the first sentence of Section 35.1(a), subject to Section 35.1, Section 35.2(b) and Section 35.3, if a KPC Designee ceases to serve as a Director for any reason, the Nominating and Governance Committee and the Board of Directors shall exercise all authority under applicable law to cause the vacancy created by such Director ceasing to serve to be filled by the affirmative vote of a majority of the remaining Directors then in office, through the appointment of another KPC Designee.~~

~~(b) In the event that, on the date of any election of Directors by the Shareholders, (A)(i) the KPC Ownership Percentage is less than 12.5% and equal to or greater than 7.5%, and (ii) the aggregate number of KPC Designees on the Board on such date (immediately prior to such election) exceeds two, then the number of KPC Designees on the Board exceeding two shall be deemed to have resigned from the Board of Directors on such date (immediately prior to such election) such that the remaining number of KPC Designees is two and (B)(i) the KPC Ownership Percentage is less than 7.5%, and (ii) the aggregate number of KPC Designees on the Board on such date (immediately prior to such election) exceeds one, then the number of KPC Designees on the Board exceeding one shall be deemed to have resigned from the Board of Directors on such date (immediately prior to such election) such that the remaining number of KPC Designee(s) is one. Unless otherwise decided among the KPC Designees and SFIC Holdings, the KPC Designee(s) who shall resign pursuant to this Section 35.2(b) shall be the KPC Designees selected by the Nominating and Governance Committee.~~

~~35.3 Each KPC Designee shall be reasonably acceptable to the Company.~~

~~35.4 For the purposes of this Article XXXV, the members of the KPC Affiliated Group shall have the meaning set forth in Article XXXIII.~~

~~35.5 The provisions of Section 35, including, without limitation, the provisions of this Section 35.5, may only be altered or amended by a Special Resolution passed at a meeting of the Company at which a Special Quorum of Shareholders is present.~~

XXXIV. ~~XXXVI.~~ AMENDMENTS OF ARTICLES

34.1 ~~36.1~~ Subject to the Statute and except as otherwise provided in the Articles, the Company may at any time and from time to time by Special Resolution alter or amend the Articles in whole or in part.

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Appendix D

THE COMPANIES LAW (2004 REVISION)

COMPANY LIMITED BY SHARES ~~(2001 SECOND REVISION)~~

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

of

GLOBALSANTAFE CORPORATION

(Adopted by Special Resolution of

the members ~~effective 20th November, 2001~~on May 23, 2006)

1. The name of the company is GlobalSantaFe Corporation (the "Company").

2. The Registered Office of the Company shall be situated at the offices of ~~Maples and Calder~~M&C Corporate Services Limited, P.O. Box ~~309,~~309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands, or at such other place as the Board of Directors may from time to time determine.

3. The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Law (~~2001 Second~~2004 Revision).

4. Except as prohibited or limited by the Companies Law (~~2001 Second~~2004 Revision), in carrying out its objects the Company shall have all the powers of a natural person in doing in any part of the world whether as principal, agent, contractor, or otherwise whatever may be considered by it necessary or desirable for the attainment of its objects and whatever else may be considered by it as incidental or conducive thereto or consequential thereof, including, but without in any way restricting the generality of the foregoing, the power to make any alterations or amendments to this Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association of the Company considered necessary or convenient in the manner set out in the Amended and Restated Articles of Association of the Company all irrespective of any question of corporate benefit, and the power to do any of the following acts or things, viz: to pay all expenses of and incidental to the promotion, formation and incorporation of the Company; to sell, lease or dispose of any property of the Company; to draw, make, accept, endorse, discount, execute and issue promissory notes, debentures, bills of exchange, bills of lading, warrants and other negotiable or transferable instruments; to lend money or other assets and to act as guarantors; to borrow or raise money on the security of the undertaking or on all or any of the assets of the Company, including uncalled capital or without security; to invest monies of the Company; to sell the undertaking of the Company for cash or any other consideration; to distribute assets in specie to members of the Company; to carry on any trade or business and generally to do all acts and things which may be conveniently or profitably or usefully acquired and dealt with, carried on, executed or done by the Company.

5. The liability of each member is limited to the amount from time to time unpaid on such member's shares.

6. The authorized share capital of the Company is US$6,000,000, divided into 600,000,000 ~~Ordinary Shares~~shares, par value of US $.01 per share, all of such shares with power for the Company, insofar as is permitted by law and subject to the provisions of the Companies Law (~~2001 Second~~2004 Revision) and the Amended and Restated Articles of Association of the Company, to redeem, call or purchase any of its shares, to increase or reduce the said capital and to issue any part of its capital, whether original, redeemed, called or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be ordinary, preference or otherwise shall be subject to the powers hereinabove contained.

D-1

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3.	Please mark your votes as indicated in this sample	☒

The Board of Directors recommends that the shareholders vote FOR each of the proposals. Please review carefully the Proxy Statement delivered with this Proxy.

1.	Proposal to elect Thomas W. Cason, Jon A. Marshall, and Carroll W. Suggs as Class III directors to serve until the annual general meeting of shareholders to be held in 2009 or until their successors have been duly qualified.

FOR all nominees listed above (except as marked to the contrary)	WITHHOLD AUTHORITY To vote for all nominees listed above

____________________________________________________
☐	☐	(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

2.	Proposal to approve special resolutions to:

a) amend the Company’s Amended and Restated Articles of Association, as amended to date, (the “Existing Articles of Association”); to provide that the issuance of preference shares is not a variation of the rights of the holders of ordinary shares and to make a related clarifying change, and amend the Company’s Amended and Restated Memorandum of Association (the “Existing Memorandum of Association”) to make a related clarifying change;

FOR	AGAINST	ABSTAIN

☐	☐	☐

(b) amend the Existing Articles of Association to increase the Company’s flexibility in repurchasing its shares;

FOR	AGAINST	ABSTAIN

☐	☐	☐

(c) amend the Existing Articles of Association to delete obsolete provisions relating to Kuwait Petroleum Corporation and its affiliates;

FOR	AGAINST	ABSTAIN

☐	☐	☐

(d) amend the Existing Memorandum of Association and the Existing Articles of Association to clarify, update and make minor changes to certain provisions; and

FOR	AGAINST	ABSTAIN

☐	☐	☐

(e) amend and restate the Existing Memorandum of Association and the Existing Articles of Association to incorporate all previous amendments thereto.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

☐	☐	☐

The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Meeting.

Signature                                                                   Signature                                                                   Date

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

FOLD AND DETACH HERE

PROXY

GLOBALSANTAFE CORPORATION

15375 Memorial Drive

Houston, Texas 77079-4101 U.S.A.

This Proxy is Solicited on Behalf of the Board of Directors

For the Annual General Meeting of Shareholders – May 23, 2006

The undersigned hereby appoints Jon A. Marshall, W. Matt Ralls, and James L. McCulloch as proxies, each with the power to appoint his substitute, and hereby authorizes each or any of them to represent and to vote, as designated on the reverse side, all the ordinary shares held of record by the undersigned as of the close of business on March 24, 2006, at the annual general meeting of shareholders of GlobalSantaFe Corporation scheduled to be held at 15375 Memorial Drive, Houston, Texas 77079-4101 U.S.A. on May 23, 2006 at 8:00 a.m. Central Time, and any adjournments or postponements thereof.

IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

FOLD AND DETACH HERE